UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04443

Eaton Vance Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Floating-Rate Municipal Income Fund

Annual Report

March 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2021

Eaton Vance

Floating-Rate Municipal Income Fund

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2020, large areas of the United States were in pandemic-related lockdowns and the Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, had just concluded one of its worst months in recent memory, with the index falling 3.63% between March 1 and April 1, 2020.

April, however, marked the beginning of a municipal bond rally that would last through most of the summer of 2020, spurred by rate cuts and asset purchases by the U.S. Federal Reserve (the Fed), along with massive stimulus measures passed by the U.S. Congress.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second large stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again, beginning a new rally that would last through January 2021. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

Municipal bond demand once again exceeded supply, providing an additional tailwind for bond prices. In December, the beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. In January 2021, the supply- demand imbalance fueled the rally further, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds.

In February and March, however, bonds reversed course yet again. Municipal and Treasury yields rose and bond prices declined in anticipation of rising economic growth, driven by a new, larger federal stimulus bill and accelerating progress on vaccinating the U.S. population.

But while both municipal bonds and Treasurys saw yields rise, municipal bond yields rose less, with the result that municipal bonds strongly outperformed Treasurys for the first quarter of 2021, with 10-year municipal bonds yielding only 54% of the interest rate of comparable Treasury bonds on February 16 — versus the 10-year average of 94.5%. At period-end, municipal demand and fund inflows remained strong, with investors looking toward the Biden Administration’s infrastructure plan as a potential near-term catalyst for rising rates.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve and the Bloomberg Barclays Municipal Bond Index returning 5.51%. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues for much of the period. But in the final three months of the period, lower rated issues outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment. As a result, high yield municipal bonds outperformed investment-grade municipal bonds for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2021, Eaton Vance Floating-Rate Municipal Income Fund (the Fund) returned 0.50% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg Barclays 1 Year Municipal Bond Index (the Index), which returned 1.91%.

The Fund invests primarily in municipal obligations that are exempt from regular federal income tax, primarily municipal floating-rate bonds or obligations and fixed-rate municipal obligations with respect to which the Fund enters into agreements to swap the fixed rate for a floating rate. Management did not employ any fixed-rate to floating-rate swaps during the period.

Detractors from Fund performance versus the Index during the period included security selections in the transportation sector and security selections in AAA rated bonds.

The periodic resetting of the Fund’s floating-rate securities’ coupons hurt returns relative to the Index as well, as it generally results in a lower duration (sensitivity to interest-rate changes) and less price movement than that of fixed-rate bonds. In contrast with the floating-rate securities in the Fund, the fixed-rate bonds in the Index benefited substantially from falling rates and rising prices during the period — driven in part by the Fed’s lowering of the federal funds rate to 0.00% to 0.25% in March, 2020 in response to the global pandemic.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Management’s Discussion of Fund Performance1 — continued

On the positive side, contributors to Fund returns versus the Index included an underweight position, relative to the Index, in prerefunded, or escrowed, bonds and an overweight position in A rated bonds. An allocation to bonds with longer maturities than those in the Index — which is limited to bonds with 1-2 years remaining to maturity — also helped relative returns during a period when longer-maturity bonds in general outperformed shorter-maturity bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/1996	05/29/1992	0.50%	1.01%	1.51%
Class A with 2.25% Maximum Sales Charge	—	—	–1.80	0.54	1.29
Class I at NAV	08/03/2010	05/29/1992	0.76	1.18	1.68
Advisers Class at NAV	11/20/2020	05/29/1992	0.58	1.03	1.52

Bloomberg Barclays 1 Year Municipal Bond Index	—	—	1.91%	1.41%	1.13%

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Advisers Class

			0.59%	0.44%	0.59%

% Distribution Rates/Yields[5]			Class A	Class I	Advisers Class

Distribution Rate			0.06%	0.21%	0.10%
Taxable-Equivalent Distribution Rate			0.10	0.35	0.17
SEC 30-day Yield			–0.04	0.10	–0.14
Taxable-Equivalent SEC 30-day Yield			–0.08	0.17	–0.24

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	03/31/2011	$295,321	N.A.
Advisers Class	$10,000	03/31/2011	$11,635	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Fund Profile

Credit Quality (% of total investments)6

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-2 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Advisers Class is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective August 19, 2013, the Fund changed its investment objective and policies. Prior to August 19, 2013, the Fund employed a strategy of investing in fixed-rate bonds with a dollar-weighted average portfolio duration of between three and nine years. Performance prior to August 19, 2013 reflects the Fund’s performance under its former investment objective and policies.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

6

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 – March 31, 2021) for Class A and Class I and (November 20, 2020 – March 31, 2021) for Advisers Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (October 1, 2020 – March 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/20)	Ending Account Value (3/31/21)	Expenses Paid During Period (10/1/20 – 3/31/21)	Annualized Expense Ratio

Actual*
Advisers Class	$1,000.00	$1,007.60	$2.03	0.56%
Class A	$1,000.00	$1,006.70	$2.75	0.55%
Class I	$1,000.00	$1,008.50	$2.00	0.40%

Hypothetical**
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,022.10	$2.82	0.56%
Class A	$1,000.00	$1,022.20	$2.77	0.55%
Class I	$1,000.00	$1,022.90	$2.02	0.40%

*

Advisers Class had not commenced operations on October 1, 2020. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period); 132/365 for Advisers Class (to reflect the period from the commencement of operations on November 20, 2020 to March 31, 2021). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2020 (November 20, 2020 for Advisers Class).

**

Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2020 (November 20, 2020 for Advisers Class).

7

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Portfolio of Investments

Tax-Exempt Municipal Obligations — 88.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.2%

Delaware Valley Regional Finance Authority, PA, 0.837%, (67% of 1 mo. USD LIBOR + 0.76%), 9/1/24 (Put Date), 9/1/48(1)	$10,000	$9,993,300

		$9,993,300

Education — 8.3%

California Infrastructure and Economic Development Bank, (The Colburn School), 1.27%, (SIFMA + 1.20%), 6/1/22 (Put Date), 8/1/37(1)	$20,000	$20,095,200

Lehigh County General Purpose Authority, PA, (Muhlenberg College), 0.65%, (SIFMA + 0.58%), 11/1/24 (Put Date), 11/1/37(1)	3,665	3,658,513

Montana State University, 0.52%, (SIFMA + 0.45%), 9/1/23 (Put Date), 11/15/35(1)	1,680	1,686,199

Ohio Higher Educational Facility Commission, (Case Western Reserve University), 0.501%, (70% of 1 mo. USD LIBOR + 0.42%), 4/1/22 (Put Date), 10/1/44(1)	6,750	6,756,750

University of North Carolina at Chapel Hill, 0.427%, (67% of 1 mo. USD LIBOR + 0.35%), 12/1/21 (Put Date), 12/1/41(1)	5,000	5,002,000

		$37,198,662

Electric Utilities — 4.1%

Long Island Power Authority, NY, Electric System Revenue:

Series 2014C, 0.831%, (70% of 1 mo. USD LIBOR + 0.75%), 10/1/23 (Put Date), 5/1/33(1)	$5,050	$5,055,555

Series 2015C, 0.831%, (70% of 1 mo. USD LIBOR + 0.75%), 10/1/23 (Put Date), 5/1/33(1)	1,750	1,751,925

Oklahoma Municipal Power Authority, 0.46%, (SIFMA + 0.39%), 1/1/23(1)	3,455	3,455,207

Seattle, WA, Municipal Light and Power Revenue, 0.56%, (SIFMA + 0.49%), 11/1/23 (Put Date), 11/1/46(1)	8,000	8,027,440

		$18,290,127

General Obligations — 9.2%

Arkansas, 5.00%, 6/15/22(2)	$15,000	$15,858,750

Bethlehem Area School District Authority, PA:

0.556%, (70% of 1 mo. USD LIBOR + 0.48%), 11/1/21 (Put Date), 7/1/31(1)	2,000	1,999,960

0.566%, (70% of 1 mo. USD LIBOR + 0.49%), 11/1/21 (Put Date), 1/1/30(1)	7,940	7,940,000

Connecticut, 0.92%, (SIFMA + 0.85%), 3/1/22(1)	700	702,821

Katy Independent School District, TX, (PSF Guaranteed), 0.351%, (67% of 1 mo. USD LIBOR + 0.28%), 8/16/21 (Put Date), 8/15/36(1)	4,800	4,800,048

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Manheim Township School District, PA, 0.548%, (68% of 1 mo. USD LIBOR + 0.47%), 11/1/21 (Put Date), 5/1/25(1)	$3,400	$3,400,442

Massachusetts, 0.687%, (67% of 3 mo. USD LIBOR + 0.55%), 11/1/25(1)	6,400	6,405,376

		$41,107,397

Hospital — 24.9%

Arizona Health Facilities Authority, (Phoenix Children’s Hospital), 1.92%, (SIFMA + 1.85%), 2/1/23 (Put Date), 2/1/48(1)	$7,500	$7,612,575

Charlotte-Mecklenburg Hospital Authority, NC, (Atrium Health), 0.67%, (SIFMA + 0.60%), 12/1/23 (Put Date), 1/15/48(1)	5,000	5,028,350

Charlotte-Mecklenburg Hospital Authority, NC, (Carolinas HealthCare System), (SPA: JPMorgan Chase Bank, N.A.), 0.06%, 1/15/37(3)	1,500	1,500,000

Colorado Health Facilities Authority, (Valley View Hospital Association), 2.80% to 5/15/23 (Put Date), 5/15/42	2,845	2,952,854

Geisinger Authority, PA, (Geisinger Health System Foundation), 1.143%, (67% of 1 mo. USD LIBOR + 1.07%), 6/1/24 (Put Date), 6/1/28(1)	2,000	2,027,360

Harris County Cultural Education Facilities Finance Corp., TX, (Memorial Hermann Health System), 0.64%, (SIFMA + 0.57%), 12/4/24 (Put Date), 12/1/49(1)	1,800	1,792,548

Illinois Finance Authority, (Edward-Elmhurst Healthcare), 0.82%, (SIFMA + 0.75%), 7/1/23 (Put Date), 1/1/46(1)	7,500	7,506,150

Indiana Finance Authority, (Parkview Health), 0.62%, (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/39(1)	6,785	6,809,833

Iowa Finance Authority, (Iowa Health System), 0.65%, (SIFMA + 0.58%), 1/4/24 (Put Date), 2/15/35(1)(4)	10,635	10,635,000

Irving Hospital Authority, TX, (Baylor Scott & White Medical Center - Irving), 1.17%, (SIFMA + 1.10%), 10/15/23 (Put Date), 10/15/44(1)	1,665	1,674,607

Louisiana Public Facilities Authority, (Louisiana Children’s Medical Center), 0.72%, (SIFMA + 0.65%), 9/1/23 (Put Date), 9/1/57(1)	10,000	9,989,300

Michigan Finance Authority, (McLaren Health Care), 0.474%, (68% of 1 mo. USD LIBOR + 0.40%), 10/15/21 (Put Date), 10/15/30(1)	890	888,807

Michigan Finance Authority, (Trinity Health Credit Group), 0.55%, (SIFMA + 0.48%), 2/1/22 (Put Date), 3/1/51(1)	5,000	5,004,150

Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University), 0.79%, (SIFMA + 0.72%), 9/1/23 (Put Date), 9/1/51(1)	10,500	10,500,315

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 1.121%, (70% of 1 mo. USD LIBOR + 1.04%), 8/15/24 (Put Date), 8/15/48(1)	2,000	2,014,400

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Ohio, (Cleveland Clinic Health System), 0.47%, (SIFMA + 0.40%), 6/1/23 (Put Date), 1/1/52(1)	$18,440	$18,467,660

Southcentral Pennsylvania General Authority, (WellSpan Health Obligated Group), 0.67%, (SIFMA + 0.60%), 6/1/24 (Put Date), 6/1/49(1)	7,500	7,559,100

Wisconsin Health and Educational Facilities Authority, (Advocate Aurora Health Credit Group):

0.62%, (SIFMA + 0.55%), 7/26/23 (Put Date), 8/15/54(1)	1,000	1,003,710

0.72%, (SIFMA + 0.65%), 7/31/24 (Put Date), 8/15/54(1)	8,200	8,280,360

		$111,247,079

Housing — 6.8%

Massachusetts Housing Finance Agency, (Mill Road Apartments), 0.62%, (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/48(1)	$3,920	$3,920,000

Massachusetts Housing Finance Agency, (Single Family Housing), 0.40%, (SIFMA + 0.33%), 12/1/21 (Put Date), 12/1/48(1)	3,775	3,775,680

Minnesota Housing Finance Agency, (FHLMC), (FNMA), (GNMA), 0.62%, (SIFMA + 0.55%), 12/12/23 (Put Date), 7/1/41(1)	10,000	10,066,300

Pennsylvania Housing Finance Agency:

0.646%, (70% of 1 mo. USD LIBOR + 0.57%), 10/1/23 (Put Date), 10/1/47(1)	2,440	2,444,392

0.676%, (70% of 1 mo. USD LIBOR + 0.60%), 6/1/23 (Put Date), 10/1/45(1)	5,000	5,010,400

Washington Housing Finance Commission, 0.62%, (SIFMA + 0.55%), 10/1/23 (Put Date), 12/1/48(1)	5,000	5,039,000

		$30,255,772

Industrial Development Revenue — 2.6%

Mission Economic Development Corp., TX, (Waste Management, Inc.), (AMT), 0.87%, (SIFMA + 0.80%), 11/1/21 (Put Date), 11/1/48(1)	$5,000	$5,001,650

National Finance Authority, NH, (Waste Management, Inc.), (AMT), 0.82%, (SIFMA + 0.75%), 10/1/21 (Put Date), 10/1/33(1)	6,750	6,750,743

		$11,752,393

Insured – General Obligations — 1.0%

Allegheny County, PA, (AGM), 0.687%, (67% of 3 mo. USD LIBOR + 0.55%), 11/1/26(1)	$4,570	$4,573,793

		$4,573,793

Insured – Lease Revenue / Certificates of Participation — 0.4%

Kentucky Asset/Liability Commission, (NPFG), 0.687%, (67% of 3 mo. USD LIBOR + 0.55%), 11/1/25(1)	$2,000	$1,974,320

		$1,974,320

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 0.3%

Metropolitan Transportation Authority, NY, (AGM), 0.755%, (69% of 1 mo. USD LIBOR + 0.68%), 4/6/21 (Put Date), 11/1/32(1)	$1,250	$1,249,988

		$1,249,988

Lease Revenue / Certificates of Participation — 0.5%

New Jersey Economic Development Authority, (School Facilities Construction), 1.62%, (SIFMA + 1.55%), 9/1/27(1)	$2,000	$2,005,220

		$2,005,220

Other Revenue — 15.8%

Black Belt Energy Gas District, AL, 0.69%, (SIFMA + 0.62%), 12/1/23 (Put Date), 12/1/48(1)	$20,000	$20,022,800

California Infrastructure and Economic Development Bank, (California Academy of Sciences), 0.455%, (70% of 1 mo. USD LIBOR + 0.38%), 8/1/21 (Put Date), 8/1/47(1)	10,000	9,999,800

Northern California Gas Authority No. 1, Gas Project Revenue, 0.879%, (67% of 3 mo. USD LIBOR + 0.72%), 7/1/27(1)	3,665	3,684,644

Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, (Liq: Royal Bank of Canada), 0.937%, (67% of 1 mo. USD LIBOR + 0.86%), 2/1/24 (Put Date), 10/1/48(1)	17,500	17,664,150

Southeast Alabama Gas Supply District, (Project No. 2), 0.923%, (67% of 1 mo. USD LIBOR + 0.85%), 6/1/24 (Put Date), 6/1/49(1)	5,000	5,035,300

Washington Health Care Facilities Authority, (Fred Hutchinson Cancer Research Center):

1.12%, (SIFMA + 1.05%), 7/3/23 (Put Date), 1/1/42(1)	12,000	12,101,160

1.173%, (67% of 1 mo. USD LIBOR + 1.10%), 7/1/22 (Put Date), 1/1/42(1)	2,000	2,008,180

		$70,516,034

Special Tax Revenue — 0.0%(5)

New River Community Development District, FL, (Capital Improvements):

5.00%, 5/1/13(6)	$35	$0

Series 2010A-2, 5.75%, 5/1/38	60	60,494

Sterling Hill Community Development District, FL, (Capital Improvements), 5.50%, 11/1/10(6)	90	54,165

		$114,659

Transportation — 11.7%

Bay Area Toll Authority, CA, (San Francisco Bay Area), 1.17%, (SIFMA + 1.10%), 4/1/24 (Put Date), 4/1/45(1)	$6,900	$7,045,383

E-470 Public Highway Authority, CO, 0.493%, (67% of 1 mo. USD LIBOR + 0.42%), 9/1/21 (Put Date), 9/1/39(1)	5,000	5,000,100

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Metropolitan Transportation Authority, NY, 0.50%, (SIFMA + 0.43%), 2/1/25 (Put Date), 11/1/31(1)	$20,000	$19,573,400

New Jersey Transportation Trust Fund Authority, (Transportation Program), 1.27%, (SIFMA + 1.20%), 12/15/21 (Put Date), 6/15/34(1)	9,000	9,006,660

Pennsylvania Turnpike Commission:

0.67%, (SIFMA + 0.60%), 12/1/23(1)	1,000	1,005,060

0.77%, (SIFMA + 0.70%), 12/1/23(1)	2,500	2,511,275

South Carolina Transportation Infrastructure Bank, 0.527%, (67% of 1 mo. USD LIBOR + 0.45%), 10/1/22 (Put Date), 10/1/31(1)	7,955	7,960,171

		$52,102,049

Water and Sewer — 0.9%

Houston, TX, Combined Utility System Revenue, 0.436%, (70% of 1 mo. USD LIBOR + 0.36%), 8/1/21 (Put Date), 5/15/34(1)	$1,020	$1,020,418

North Penn Water Authority, PA:

0.43%, (SIFMA + 0.36%), 11/1/22(1)	1,450	1,448,245

0.63%, (SIFMA + 0.56%), 11/1/24(1)	1,690	1,692,096

		$4,160,759

Total Tax-Exempt Municipal Obligations — 88.7% (identified cost $396,234,220)		$396,541,552

Other Assets, Less Liabilities — 11.3%		$50,472,531

Net Assets — 100.0%		$447,014,083

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2021, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Pennsylvania	15.2%

Others, representing less than 10% individually	73.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At March 31, 2021, 2.0% of total investments are backed by bond insurance of various financial guaranty assurance agencies. The aggregate percentage insured by an individual financial guaranty assurance agency ranged from 0.5% to 1.5% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at March 31, 2021.

(2)	When-issued security.

(3)	Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at March 31, 2021.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2021, the aggregate value of these securities is $10,635,000 or 2.4% of the Fund’s net assets.

(5)	Amount is less than 0.05%.

(6)	Issuer is in default with respect to interest and/or principal payments.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FHLMC	–	Federal Home Loan Mortgage Corp.

FNMA	–	Federal National Mortgage Association

GNMA	–	Government National Mortgage Association

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Statement of Assets and Liabilities

Assets	March 31, 2021

Investments, at value (identified cost, $396,234,220)	$396,541,552

Cash	64,971,461

Interest receivable	325,107

Receivable for investments sold	1,500,000

Receivable for Fund shares sold	72,856

Total assets	$463,410,976

Liabilities

Payable for when-issued securities	$15,864,150

Payable for Fund shares redeemed	248,577

Distributions payable	13,450

Payable to affiliates:

Investment adviser fee	116,371

Distribution and service fees	23,617

Accrued expenses	130,728

Total liabilities	$16,396,893

Net Assets	$447,014,083

Sources of Net Assets

Paid-in capital	$449,597,317

Accumulated loss	(2,583,234)

Net Assets	$447,014,083

Advisers Class Shares

Net Assets	$10,072

Shares Outstanding	1,024

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.84

Class A Shares

Net Assets	$185,880,960

Shares Outstanding	18,900,866

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.83

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.06

Class I Shares

Net Assets	$261,123,051

Shares Outstanding	26,535,188

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.84

On sales of $100,000 or more, the offering price of Class A shares is reduced.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Statement of Operations

Investment Income	Year Ended March 31, 2021

Interest	$3,568,721

Total investment income	$3,568,721

Expenses

Investment adviser fee	$1,475,620

Distribution and service fees

Advisers Class(1)	5

Class A	333,140

Trustees’ fees and expenses	23,506

Custodian fee	95,712

Transfer and dividend disbursing agent fees	67,747

Legal and accounting services	51,739

Printing and postage	17,452

Registration fees	99,248

Miscellaneous	44,435

Total expenses	$2,208,604

Net investment income	$1,360,117

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(1,315,227)

Net realized loss	$(1,315,227)

Change in unrealized appreciation (depreciation) —

Investments	$1,407,276

Net change in unrealized appreciation (depreciation)	$1,407,276

Net realized and unrealized gain	$92,049

Net increase in net assets from operations	$1,452,166

(1)	For the period from the commencement of operations, November 20, 2020, to March 31, 2021.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,360,117	$10,354,893

Net realized loss	(1,315,227)	(1,092,745)

Net change in unrealized appreciation (depreciation)	1,407,276	(1,389,159)

Net increase in net assets from operations	$1,452,166	$7,872,989

Distributions to shareholders —

Advisers Class(1)	$(5)	$—

Class A	(482,907)	(3,936,734)

Class I	(846,524)	(6,398,797)

Total distributions to shareholders	$(1,329,436)	$(10,335,531)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class(1)	$10,000	$—

Class A	27,217,799	216,416,435

Class I	146,796,622	225,365,243

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class(1)	5	—

Class A	475,559	3,815,304

Class I	686,711	5,547,624

Cost of shares redeemed

Class A	(123,538,732)	(194,335,552)

Class I	(175,181,341)	(403,345,225)

Net decrease in net assets from Fund share transactions	$(123,533,377)	$(146,536,171)

Net decrease in net assets	$(123,410,647)	$(148,998,713)

Net Assets

At beginning of year	$570,424,730	$719,423,443

At end of year	$447,014,083	$570,424,730

(1)	For the period from the commencement of operations, November 20, 2020, to March 31, 2021.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Financial Highlights

	Advisers Class
	Period Ended March 31, 2021(1)

Net asset value — Beginning of period	$9.770

Income (Loss) From Operations

Net investment income(2)	$0.004

Net realized and unrealized gain	0.071

Total income from operations	$0.075

Less Distributions

From net investment income	$(0.005)

Total distributions	$(0.005)

Net asset value — End of period	$9.840

Total Return(3)	0.76	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratios (as a percentage of average daily net assets):

Expenses	0.56	%(5)

Net investment income	0.11	%(5)

Portfolio Turnover	6	%(6)

(1)	For the period from the commencement of operations, November 20, 2020, to March 31, 2021.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	For the year ended March 31, 2021.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Financial Highlights — continued

	Class A

	Year Ended March 31,
	2021	2020		2019		2018	2017

Net asset value — Beginning of year	$9.800	$9.830		$9.830		$9.800	$9.800

Income (Loss) From Operations

Net investment income(1)	$0.022	$0.138		$0.147		$0.090	$0.064

Net realized and unrealized gain (loss)	0.027	(0.029)		(0.001)		0.029	0.005

Total income from operations	$0.049	$0.109		$0.146		$0.119	$0.069

Less Distributions

From net investment income	$(0.019)	$(0.139)		$(0.146)		$(0.089)	$(0.069)

Total distributions	$(0.019)	$(0.139)		$(0.146)		$(0.089)	$(0.069)

Net asset value — End of year	$9.830	$9.800		$9.830		$9.830	$9.800

Total Return(2)	0.50%	1.12	%(3)	1.49	%(3)	1.22%	0.71%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$185,881	$281,709		$257,118		$160,528	$139,418

Ratios (as a percentage of average daily net assets):

Expenses	0.56%	0.59	%(3)	0.60	%(3)	0.60%	0.63%

Net investment income	0.22%	1.40%		1.49%		0.92%	0.65%

Portfolio Turnover	6%	49%		43%		78%	71%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to less than 0.005% of average daily net assets for each of the years ended March 31, 2020 and 2019). Absent this reimbursement, total return would be lower.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Financial Highlights — continued

	Class I

	Year Ended March 31,
	2021	2020		2019		2018	2017

Net asset value — Beginning of year	$9.800	$9.840		$9.830		$9.800	$9.800

Income (Loss) From Operations

Net investment income(1)	$0.036	$0.154		$0.162		$0.106	$0.075

Net realized and unrealized gain (loss)	0.038	(0.039)		0.008		0.028	0.009

Total income from operations	$0.074	$0.115		$0.170		$0.134	$0.084

Less Distributions

From net investment income	$(0.034)	$(0.155)		$(0.160)		$(0.104)	$(0.084)

Total distributions	$(0.034)	$(0.155)		$(0.160)		$(0.104)	$(0.084)

Net asset value — End of year	$9.840	$9.800		$9.840		$9.830	$9.800

Total Return(2)	0.76%	1.17	%(3)	1.75	%(3)	1.37%	0.86%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$261,123	$288,716		$462,305		$242,928	$139,300

Ratios (as a percentage of average daily net assets):

Expenses	0.41%	0.44	%(3)	0.45	%(3)	0.45%	0.48%

Net investment income	0.37%	1.56%		1.65%		1.08%	0.77%

Portfolio Turnover	6%	49%		43%		78%	71%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to less than 0.005% of average daily net assets for each of the years ended March 31, 2020 and 2019). Absent this reimbursement, total return would be lower.

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide current income exempt from regular federal income tax. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

17

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2021 and March 31, 2020 was as follows:

	Year Ended March 31,
	2021	2020

Tax-exempt income	$1,328,570	$10,314,214

Ordinary income	$866	$21,317

During the year ended March 31, 2021, accumulated loss was decreased by $55,340 and paid-in capital was decreased by $55,340 due to the tax treatment of distributions in excess of net tax-exempt income. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(2,942,107)

Net unrealized appreciation	372,323

Distributions payable	(13,450)

Accumulated loss	$(2,583,234)

At March 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $2,942,107 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2021, $708,678 are short-term and $2,233,429 are long-term.

18

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$396,169,229

Gross unrealized appreciation	$1,017,155

Gross unrealized depreciation	(644,832)

Net unrealized appreciation	$372,323

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on total daily net assets of up to $500 million, 0.275% and 2.75%, respectively, on total daily net assets of $500 million but less than $1 billion and at reduced rates on total daily net assets of $1 billion or more. For the year ended March 31, 2021, the investment adviser fee amounted to $1,475,620 or 0.32% of the Fund’s average daily net assets.

Eaton Vance Management (EVM), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2021, EVM earned $1,270 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,297 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2021. EVD also received distribution and service fees from Advisers Class and Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Advisers Class shares and Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2021 amounted to $5 for Advisers Class shares and $333,140 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $25,936,460 and $214,720,929, respectively, for the year ended March 31, 2021.

19

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Advisers Class	Period Ended March 31, 2021(1)

Sales	1,024

Issued to shareholders electing to receive payments of distributions in Fund shares	— (2)

Net increase	1,024

	Year Ended March 31,
Class A	2021	2020

Sales	2,784,241	21,990,575

Issued to shareholders electing to receive payments of distributions in Fund shares	48,940	387,971

Redemptions	(12,684,837)	(19,780,187)

Net increase (decrease)	(9,851,656)	2,598,359

	Year Ended March 31,
Class I	2021	2020

Sales	14,996,715	22,895,259

Issued to shareholders electing to receive payments of distributions in Fund shares	70,511	563,744

Redemptions	(17,984,169)	(41,010,299)

Net decrease	(2,916,943)	(17,551,296)

(1)	For the period from the commencement of operations, November 20, 2020, to March 31, 2021.

(2)	Represents less than 0.5 shares.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2021.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

20

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Obligations	$—	$396,541,552	$—	$396,541,552

Total Investments	$—	$396,541,552	$—	$396,541,552

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance Floating-Rate Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2021, the Fund designates 99.93% of distributions from net investment income as an exempt-interest dividend.

23

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate Municipal Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Fund’s investment adviser (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

23,818,396.120	97,057.706	1,230,356.223	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

24

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Floating-Rate Municipal Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Floating-Rate Municipal Income Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

25

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

26

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

27

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not

28

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

29

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

30

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

31

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

32

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

34

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14727    3.31.21

Eaton Vance

National Limited Maturity Municipal Income Fund

Annual Report

March 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2021

Eaton Vance

National Limited Maturity Municipal Income Fund

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2020, large areas of the United States were in pandemic-related lockdowns and the Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, had just concluded one of its worst months in recent memory, with the index falling 3.63% between March 1 and April 1, 2020.

April, however, marked the beginning of a municipal bond rally that would last through most of the summer of 2020, spurred by rate cuts and asset purchases by the U.S. Federal Reserve (the Fed), along with massive stimulus measures passed by the U.S. Congress.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second large stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again, beginning a new rally that would last through January 2021. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

Municipal bond demand once again exceeded supply, providing an additional tailwind for bond prices. In December, the beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. In January 2021, the supply-demand imbalance fueled the rally further, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds.

In February and March, however, bonds reversed course yet again. Municipal and Treasury yields rose and bond prices declined in anticipation of rising economic growth, driven by a new, larger federal stimulus bill and accelerating progress on vaccinating the U.S. population.

But while both municipal bonds and Treasurys saw yields rise, municipal bond yields rose less, with the result that municipal bonds strongly outperformed Treasurys for the first quarter of 2021, with 10-year municipal bonds yielding only 54% of the interest rate of comparable Treasury bonds on February 16 — versus the 10-year average of 94.5%. At period-end, municipal demand and fund inflows remained strong, with investors looking toward the Biden Administration’s infrastructure plan as a potential near-term catalyst for rising rates.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve and the Bloomberg Barclays Municipal Bond Index returning 5.51%. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues for much of the period. But in the final three months of the period, lower rated issues outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment. As a result, high yield municipal bonds outperformed investment-grade municipal bonds for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2021, Eaton Vance National Limited Maturity Municipal Income Fund (the Fund) returned 4.47% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index (the Index), which returned 4.39%.

The Fund’s overall strategy is to invest in municipal obligations that are exempt from regular federal income tax. The Fund seeks to maintain a dollar-weighted average portfolio duration of less than five years.

Contributors to Fund performance versus the Index included an overweight position, relative to the Index, in Illinois bonds; overweight positions in bonds rated BBB and below — which significantly outperformed AAA rated bonds during the period — and in non-rated bonds; and an out-of-Index allocation to taxable municipal bonds, which outperformed the tax-exempt bonds in the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Management’s Discussion of Fund Performance1 — continued

In contrast, detractors from Fund performance versus the Index during the period included security selections in the transportation sector, which was hurt by plunging revenues from travel and public transit during the pandemic; security selections in zero-coupon bonds, which were the best-performing coupon structure in the Index during the period; and an allocation to floating-rate securities, which were not represented in the Index. With a duration (sensitivity to interest-rate changes) of nearly zero, floating-rate securities were employed during the period as a relatively defensive holding. However, London Interbank Offered Rate (LIBOR), Securities Industry and Financial Markets Association (SIFMA), and Secured Overnight Financing Rate (SOFR) — the reference interest rates used to set floating-rate coupons — plunged to almost zero early in the period, after the Fed lowered the federal funds rate to 0.00%-0.25% in March, 2020 in response to the global pandemic. The resultant decline in income from municipal floating-rate securities hurt the Fund’s relative performance because the fixed-rate bonds in the Index delivered significantly higher income rates than the floating-rate securities held by the Fund during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Performance2,3

Portfolio Managers Adam A. Weigold, CFA, Christopher J. Eustance, CFA and Trevor G. Smith

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/1996	05/22/1992	4.47%	2.16%	3.16%
Class A with 2.25% Maximum Sales Charge	—	—	2.15	1.70	2.93
Class C at NAV	12/08/1993	05/22/1992	3.61	1.38	2.38
Class C with 1% Maximum Sales Charge	—	—	2.61	1.38	2.38
Class I at NAV	10/01/2009	05/22/1992	4.63	2.29	3.31

Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index	—	—	4.39%	2.47%	2.86%
Bloomberg Barclays 7 Year Municipal Bond Index	—	—	5.59	3.05	3.85

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.66%	1.41%	0.51%

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.74%	0.98%	1.90%
Taxable-Equivalent Distribution Rate			2.94	1.66	3.21
SEC 30-day Yield			0.29	-0.44	0.44
Taxable-Equivalent SEC 30-day Yield			0.49	-0.75	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	03/31/2011	$12,653	N.A.
Class I	$250,000	03/31/2011	$346,179	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-10 years. Bloomberg Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective May 1, 2020, the Fund changed its primary benchmark from the Bloomberg Barclays 7 Year Municipal Bond Index to the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index in connection with a change to the Fund’s investment policy with respect to its average portfolio duration (“Duration Policy”) because the investment adviser believes that the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index better reflects the Fund’s updated Duration Policy.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable- equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

6

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 – March 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/20)	Ending Account Value (3/31/21)	Expenses Paid During Period* (10/1/20 – 3/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,013.10	$3.16	0.63%
Class C	$1,000.00	$1,008.50	$6.96	1.39%
Class I	$1,000.00	$1,013.90	$2.41	0.48%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.80	$3.18	0.63%
Class C	$1,000.00	$1,018.00	$6.99	1.39%
Class I	$1,000.00	$1,022.50	$2.42	0.48%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2020.

7

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments

Corporate Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Hospital — 0.1%

Little Co. of Mary Hospital of Indiana, Inc.:

1.249%, 11/1/22(1)	$100	$99,861

1.399%, 11/1/23(1)	125	124,762

1.581%, 11/1/24(1)	360	359,188

1.973%, 11/1/25(1)	325	324,224

Total Corporate Bonds — 0.1% (identified cost $910,000)		$908,035

Tax-Exempt Municipal Obligations — 84.5%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.4%

Delaware Valley Regional Finance Authority, PA:

2.00%, 10/1/29	$290	$298,920

0.60%, (SIFMA + 0.53%), 9/1/23 (Put Date), 9/1/48(2)	4,900	4,895,541

Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/25	3,000	3,580,980

		$8,775,441

Education — 2.5%

Allegheny County Higher Education Building Authority, PA, (Duquesne University), 5.00%, 3/1/25	$100	$108,056

Arizona State University, 5.00%, 7/1/22(1)	250	264,350

Connecticut Health and Educational Facilities Authority, (Choate Rosemary Hall):

5.00%, 7/1/24	150	171,465

5.00%, 7/1/26	165	200,734

5.00%, 7/1/27	125	156,039

5.00%, 7/1/28	185	236,099

Connecticut Health and Educational Facilities Authority, (Quinnipiac University), 5.00%, 7/1/27	1,120	1,350,104

Forest Grove, OR, (Pacific University), Series 2015A:

5.00%, 5/1/22	200	208,354

5.00%, 5/1/23	400	431,576

Houston Higher Education Finance Corp., TX, (St. John’s School), Prerefunded to 9/1/22, 5.00%, 9/1/25	1,000	1,067,330

Kentucky Bond Development Corp., (Transylvania University), 3.00%, 3/1/24	165	174,379

New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/23	4,000	4,397,840

New York Dormitory Authority, (Rochester Institute of Technology), 5.00%, 7/1/28	1,800	2,298,636

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Port of Greater Cincinnati Development Authority, OH, (St. Xavier High School, Inc.):

5.00%, 4/1/25	$175	$203,301

5.00%, 4/1/26	180	214,828

Romeoville, IL, (Lewis University):

5.00%, 10/1/21	500	509,230

5.00%, 10/1/22	500	527,645

Troy Capital Resource Corp., NY, (Rensselaer Polytechnic Institute), 5.00%, 9/1/31	1,795	2,310,003

Union County Higher Educational Facilities Financing Authority, PA, (Bucknell University), Prerefunded to 4/1/22, 5.00%, 4/1/28	530	555,440

University of California, 5.00%, 5/15/21	20	20,071

		$15,405,480

Electric Utilities — 3.8%

Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$2,390	$2,452,403

Arkansas River Power Authority, CO:

5.00%, 10/1/28	1,110	1,350,593

5.00%, 10/1/30	1,000	1,199,340

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 3.25%, 1/1/25	3,000	3,234,450

Long Island Power Authority, NY, Electric System Revenue:

1.00%, 9/1/25	900	909,522

Series 2015C, 0.831%, (70% of 1 mo. USD LIBOR + 0.75%), 10/1/23 (Put Date), 5/1/33(2)	10,000	10,011,000

Nebraska Public Power District, 5.00%, 1/1/29	2,000	2,387,140

Pinal County Electrical District No. 3, AZ:

5.00%, 7/1/22(1)	525	555,350

5.00%, 7/1/23(1)	335	369,341

5.00%, 7/1/28(1)	400	506,580

		$22,975,719

Escrowed / Prerefunded — 3.0%

Beaverton School District No. 48J, OR, Prerefunded to 6/15/24, 5.00%, 6/15/30	$1,150	$1,322,489

Delaware Health Facilities Authority, (Nanticoke Memorial Hospital, Inc.), Escrowed to Maturity, 5.00%, 7/1/23	1,000	1,105,740

Lancaster Industrial Development Authority, PA, (Garden Spot Village), Escrowed to Maturity, 5.00%, 5/1/23	340	373,657

Norfolk Economic Development Authority, VA, (Bon Secours Health System, Inc.), Prerefunded to 11/1/22, 5.00%, 11/1/27	2,500	2,689,900

8	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

North Carolina Medical Care Commission, (Vidant Health), Prerefunded to 6/1/22, 5.00%, 6/1/36	$1,830	$1,932,425

Oklahoma Development Finance Authority, (St. John Health System), Prerefunded to 2/15/22, 5.00%, 2/15/26	5,000	5,209,450

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), Prerefunded to 8/1/22, 4.125%, 8/1/47	975	1,034,553

Virginia Transportation Board, Prerefunded to 3/15/22, 4.00%, 3/15/25	4,645	4,816,400

		$18,484,614

General Obligations — 16.5%

Arkansas, 5.00%, 6/15/22(1)	$5,000	$5,286,250

Beaverton School District No. 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/25	1,000	1,185,790

Bergen County Improvement Authority, NJ, (County Administration Complex), 5.00%, 11/15/24	1,100	1,280,719

Bergen County Improvement Authority, NJ, (Valley Program Project), 4.00%, 3/1/32	1,100	1,325,533

Bingham and Bonneville Counties Joint School District No. 93, ID, 5.00%, 9/15/25	630	673,514

Brazosport Independent School District,TX, (PSF Guaranteed), 5.00%, 2/15/22(1)	2,010	2,088,189

Chicago Board of Education, IL:

5.00%, 12/1/21	400	412,112

5.00%, 12/1/30	770	958,565

Collin County Community College District, TX, 5.00%, 8/15/26	1,000	1,229,490

Columbus, OH, 4.00%, 8/15/21	3,000	3,042,330

Connecticut:

3.00%, 1/15/32	2,500	2,806,175

4.00%, 1/15/26	1,000	1,155,670

4.00%, 6/1/32	700	847,819

Cook County School District No. 63, IL:

5.00%, 12/1/28	2,595	3,299,023

5.00%, 12/1/29	2,725	3,450,913

Dane County, WI:

2.00%, 4/1/28	480	513,989

2.00%, 4/1/29	90	95,927

2.00%, 4/1/30	75	79,563

Detroit, MI:

5.00%, 4/1/21	305	305,000

5.00%, 4/1/22	130	134,858

5.00%, 4/1/23	135	144,986

5.00%, 4/1/24	150	165,750

5.00%, 4/1/25	150	169,964

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

District of Columbia, 5.00%, 10/15/32	$2,490	$3,213,967

Franklin Township School District, NJ, 5.00%, 8/15/22	1,000	1,065,770

Gwinnett County School District, GA, 5.00%, 2/1/26	2,220	2,606,746

Illinois:

5.00%, 2/1/23	5,000	5,382,450

5.00%, 11/1/24	1,100	1,243,660

5.00%, 2/1/25	4,000	4,573,280

5.00%, 11/1/26	5,000	5,891,050

5.50%, 5/1/30	500	639,005

Kentwood Public Schools, MI, 4.00%, 5/1/21	465	466,274

Madison Metropolitan School District, WI, 2.00%, 3/1/28	4,795	5,098,859

Millcreek Township School District, PA:

5.00%, 9/15/21	3,730	3,801,691

5.00%, 9/15/25	500	555,740

New York, NY, 5.00%, 8/1/24	2,000	2,262,180

Ocean City, NJ:

2.00%, 10/15/31	745	776,342

2.00%, 10/15/32	3,065	3,177,118

2.25%, 9/15/32	610	639,481

Palo Alto, CA, (Election of 2008), 5.00%, 8/1/28	1,250	1,254,338

Pittsburgh, PA, Prerefunded to 9/1/22, 5.00%, 9/1/26	1,000	1,068,800

Portland Community College District, OR:

5.00%, 6/15/28	1,000	1,216,200

5.00%, 6/15/29	2,500	3,031,975

Princeton, NJ, 2.00%, 12/15/31	1,045	1,097,626

Salem-Keizer School District No. 24J, OR:

0.00%, 6/15/23	13,010	12,890,698

5.00%, 6/15/27	1,150	1,446,643

Scottsdale Unified School District No 48, AZ, 4.00%, 7/1/33	250	304,433

Vancouver School District No. 37, WA, 4.00%, 12/1/27	2,285	2,754,156

Wake County, NC, 5.00%, 3/1/22	3,000	3,134,130

		$100,244,741

Hospital — 8.3%

Albemarle County Economic Development Authority, VA, (Sentara Martha Jefferson Hospital), (SPA: TD Bank, N.A.), 0.06%, 10/1/48(3)	$10,000	$10,000,000

Batesville Public Facilities Board, AR, (White River Health System, Inc.):

5.00%, 6/1/22	595	616,105

5.00%, 6/1/23	795	843,233

Berks County Industrial Development Authority, PA, (Tower Health), 5.00%, 11/1/24	200	214,814

Berks County Municipal Authority, PA, (Tower Health):

5.00%, 2/1/24	500	531,040

5.00% to 2/1/25 (Put Date), 2/1/40	3,000	3,218,280

9	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Boone County, MO, (Boone Hospital Center), 5.00%, 8/1/28	$1,000	$1,104,850

California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015:

5.00%, 11/1/21	300	306,513

5.00%, 11/1/22	185	195,902

Cape Girardeau County Industrial Development Authority, MO, (St. Francis Healthcare):

5.00%, 6/1/22(1)	1,000	1,013,100

5.00%, 6/1/23(1)	700	738,878

Chattanooga Health, Educational and Housing Facility Board, TN, (CommonSpirit Health), 5.00%, 8/1/30	1,010	1,284,084

Cobb County Kennestone Hospital Authority, GA, (WellStar Health System, Inc.):

5.00%, 4/1/27	100	123,620

5.00%, 4/1/28	250	315,275

Connecticut Health and Educational Facilities Authority, (Stamford Hospital):

3.00%, 7/1/21(1)	500	503,255

4.00%, 7/1/23(1)	550	593,192

Florence County, SC, (McLeod Regional Medical Center), 5.00%, 11/1/22	665	714,090

Halifax Hospital Medical Center, FL:

5.00%, 6/1/22	515	542,094

5.00%, 6/1/24	325	365,765

5.00%, 6/1/25	1,380	1,592,382

Hamilton County, OH, (Cincinnati Children’s Hospital Medical Center), 5.00%, 5/15/24	1,250	1,423,063

Hawaii Department of Budget and Finance, (Hawaii Pacific Health Group), 5.00%, 7/1/24	460	507,053

Illinois Finance Authority, (Presence Health Network):

5.00%, 2/15/23	1,000	1,089,120

5.00%, 2/15/24	500	565,135

Louisville/Jefferson County Metro Government, KY, (Norton Healthcare, Inc.), 5.00% to 10/1/26 (Put Date), 10/1/47	1,500	1,828,245

Monroe County Industrial Development Corp., NY, (Rochester Regional Health), 5.00%, 12/1/28	500	632,505

Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University Obligated Group), 5.00%, 9/1/33	4,000	5,001,440

New York Dormitory Authority, (Orange Regional Medical Center), Series 2017:

5.00%, 12/1/26(4)	1,500	1,791,315

5.00%, 12/1/27(4)	1,200	1,439,544

Oregon Facilities Authority, (Providence Health and Services Group), 5.00%, 10/1/24	1,000	1,111,240

Pennsylvania Economic Development Financing Authority, (UPMC), 4.00%, 10/15/22(1)	600	634,500

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Philadelphia Hospitals and Higher Education Facilities Authority, PA, (The Children’s Hospital of Philadelphia), 5.00%, 7/1/32	$925	$934,851

Rhode Island Health and Educational Building Corp., (Care New England Health System), 5.00%, 9/1/31	2,650	2,987,530

South Carolina Jobs-Economic Development Authority, (Bon Secours Mercy Health, Inc.), 5.00% to 10/1/25 (Put Date), 12/1/48	1,500	1,771,080

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group):

5.00%, 12/1/22	500	529,700

5.00%, 12/1/23	250	272,840

5.00%, 12/1/24	285	318,858

University of California, (Regents Medical Center), 5.00%, 5/15/22	890	938,202

Warren County, KY, (Bowling Green-Warren County Community Hospital Corp.), 5.00%, 4/1/21	450	450,000

Yuma Industrial Development Authority, AZ, (Yuma Regional Medical Center), 5.00%, 8/1/25	1,230	1,403,848

		$50,446,541

Housing — 0.5%

Allegheny County Residential Finance Authority, PA, SFMR, (AMT), 4.80%, 11/1/22	$65	$65,195

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University):

4.00%, 4/1/25	360	361,447

4.00%, 4/1/26	375	375,671

Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing II, LLC - Arizona State University):

5.00%, 7/1/32	365	428,685

5.00%, 7/1/33	300	350,409

Public Finance Authority, WI, (NC A&T Real Estate Foundation, LLC), 5.00%, 6/1/27	500	587,085

Sandoval County, NM, MFMR, 6.00%, 5/1/32(4)	495	495,465

Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(5)	95	95,000

		$2,758,957

Industrial Development Revenue — 4.1%

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(4)	$1,880	$2,123,705

New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 2.95%, 4/1/29(4)	860	882,833

10	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 2.875% to 12/3/29 (Put Date), 12/1/44(4)	$435	$444,892

Pennsylvania Economic Development Financing Authority, (Waste Management, Inc.), (AMT), 0.18%, 8/1/45(6)	5,000	4,999,800

Public Finance Authority, WI, (Celanese Corp.), (AMT), 5.00%, 1/1/24	3,000	3,297,630

Public Finance Authority, WI, (Waste Management, Inc.), (AMT), 2.625%, 11/1/25	1,000	1,088,350

Richland County, SC, (International Paper Co.), (AMT), 3.875%, 4/1/23	6,165	6,549,634

Whiting, IN, (BP Products North America, Inc.), (AMT), 5.00% to 3/1/23 (Put Date), 3/1/46	5,000	5,426,150

		$24,812,994

Insured – Education — 1.6%

California Educational Facilities Authority, (Santa Clara University), (NPFG), 5.00%, 9/1/23	$500	$534,565

New Jersey Educational Facilities Authority, (William Paterson University):

(AGM), 5.00%, 7/1/25	110	128,113

(AGM), 5.00%, 7/1/27	150	182,568

(AGM), 5.00%, 7/1/28	65	80,347

New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/21	2,025	2,046,769

New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/22	5,150	5,462,965

Northern Illinois University, (BAM), 5.00%, 4/1/30	850	1,085,144

		$9,520,471

Insured – Electric Utilities — 0.7%

Brownsville, TX, Utility System Revenue, (AGM), 5.00%, 9/1/29	$875	$1,127,919

Louisiana Energy & Power Authority, (AGM), 5.25%, 6/1/25	1,125	1,241,088

Paducah Electric Plant Board, KY, (AGM), 5.00%, 10/1/26	1,100	1,326,325

Puerto Rico Electric Power Authority:

(NPFG), 5.00%, 7/1/23	160	162,597

(NPFG), 5.00%, 7/1/24	115	117,400

(NPFG), Series SS, 5.00%, 7/1/25	300	307,647

		$4,282,976

Insured – Escrowed / Prerefunded — 0.3%

Bolingbrook, IL, (AGM), Escrowed to Maturity, 5.00%, 1/1/23	$875	$947,380

North Hudson Sewer Authority, NJ, (NPFG), Escrowed to Maturity, 5.125%, 8/1/22	1,000	1,065,680

		$2,013,060

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 9.7%

Atlantic City, NJ, (BAM), 5.00%, 3/1/26	$250	$297,030

Bolingbrook, IL, (AGM), 5.00%, 1/1/23	125	135,180

Boston, MA, (NPFG), 0.125%, 3/1/22	7,855	7,855,157

Cambria County, PA:

(AGM), 4.00%, 8/1/33	500	560,830

(BAM), 5.00%, 8/1/21	1,085	1,100,830

(BAM), 5.00%, 8/1/22	1,850	1,958,799

Community College District No. 536, IL, (Lewis and Clark Community College), (AGM), 4.00%, 5/1/28	400	468,256

Glendale Union High School District No. 205, AZ, (AGM), 4.00%, 7/1/32	350	431,449

Jackson Township Board of Education of Ocean County, NJ, (NPFG), 5.25%, 6/15/23	6,000	6,492,720

Linn County Community School District No. 9, OR, (Lebanon):

(NPFG), 5.25%, 6/15/21	1,055	1,065,550

(NPFG), 5.25%, 6/15/22	625	663,175

Livonia Public Schools School District, MI, (BAM), 5.00%, 5/1/22	1,675	1,758,834

Luzerne County, PA, (AGM), 5.00%, 11/15/22	2,250	2,411,100

McHenry County Community Unit School District No. 12, IL:

(AGM), 5.00%, 1/1/23	940	1,007,172

(AGM), 5.00%, 1/1/24	1,165	1,292,626

New Haven, CT, (AGM), 5.00%, 8/1/22	5,000	5,309,150

Philadelphia School District, PA, (AGM), 5.50%, 6/1/21	1,000	1,008,150

Puerto Rico, (AGM), 5.25%, 7/1/24	500	508,755

Puerto Rico Public Buildings Authority, (NPFG), 6.00%, 7/1/24	240	246,806

Rockland County, NY, (AGM), 4.00%, 5/1/21	1,820	1,825,041

San Mateo County Community College District, CA, (Election of 2005), (NPFG), 0.00%, 9/1/22	3,000	2,992,140

Vauxmont Metropolitan District, CO, (AGM), 5.00%, 12/1/31	910	1,143,888

Washington, (AMBAC), 0.00%, 12/1/22	10,000	9,949,200

West Virginia, (NPFG), 0.00%, 11/1/21	4,275	4,270,639

Will and Cook Counties Community High School District No. 210, IL, (AGM), 4.00%, 1/1/34	650	736,405

Yonkers, NY:

(AGM), 5.00%, 2/15/25	600	699,384

(AGM), 5.00%, 2/15/25	630	734,095

(AGM), 5.00%, 2/15/27	530	652,753

(AGM), 5.00%, 2/15/27	850	1,044,684

		$58,619,798

Insured – Hospital — 0.2%

Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$295,210

Massachusetts Development Finance Agency, (Wellforce), (AGM), 5.00%, 10/1/26	360	435,780

11	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital (continued)

Oregon Health and Science University, (NPFG), 0.00%, 7/1/21	$365	$364,850

		$1,095,840

Insured – Other Revenue — 0.2%

New York City Industrial Development Agency, NY, (Queens Baseball Stadium), (AGM), 5.00%, 1/1/27	$1,000	$1,232,290

		$1,232,290

Insured – Special Tax Revenue — 2.4%

Garden State Preservation Trust, NJ, (AGM), 5.75%, 11/1/28	$1,000	$1,237,410

Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/22	7,000	6,904,240

Massachusetts, Special Obligation, (AGM), 5.50%, 6/1/21	5,000	5,042,200

Pennsylvania Turnpike Commission, Registration Fee Revenue, (AGM), 5.25%, 7/15/22	1,000	1,065,340

		$14,249,190

Insured – Water and Sewer — 1.0%

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/23	$5,000	$5,519,750

Pittsburgh Water and Sewer Authority, PA, (AGM), 0.72%, (SIFMA + 0.65%), 12/1/23 (Put Date), 9/1/40(2)	500	501,190

		$6,020,940

Lease Revenue / Certificates of Participation — 2.5%

Burke County, NC, Limited Obligation Bonds:

5.00%, 4/1/28	$250	$308,690

5.00%, 4/1/29	250	306,375

California State Public Works Board, 5.00%, 11/1/26	2,725	3,045,624

Florida Department of Transportation Financing Corp.:

3.00%, 7/1/32	2,600	2,979,938

3.00%, 7/1/33	975	1,111,490

Manassas Park Economic Development Authority, VA:

5.00%, 12/15/25	185	221,156

5.00%, 12/15/26	225	275,821

5.00%, 12/15/27	190	237,992

5.00%, 12/15/28	200	255,520

New Jersey Economic Development Authority, (School Facilities Construction):

4.00%, 6/15/28	5,000	5,421,550

5.00%, 6/15/25	385	451,162

5.00%, 6/15/28	400	498,616

		$15,113,934

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 2.3%

Black Belt Energy Gas District, AL, 0.44%, (SIFMA + 0.37%), 10/1/26 (Put Date), 10/1/49(2)	$5,000	$4,975,400

California Infrastructure and Economic Development Bank, (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/23	1,000	1,120,130

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(5)	1,200	216,000

Kalispel Tribe of Indians, WA, Series A, 5.00%, 1/1/32(4)	1,035	1,184,847

Patriots Energy Group Financing Agency, SC, Gas Supply Revenue, (Liq: Royal Bank of Canada), 0.937%, (67% of 1 mo. USD LIBOR + 0.86%), 2/1/24 (Put Date), 10/1/48(2)	2,000	2,018,760

Philadelphia Redevelopment Authority, PA, (Transformation Initiative), 5.00%, 4/15/24	750	785,992

Riversouth Authority, OH, (Lazarus Building Redevelopment), 5.75%, 12/1/27	220	220,293

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/21	750	774,443

Will and Kankakee Counties Community Unit School District No. 255-U, IL:

5.00%, 6/1/23	675	732,200

5.00%, 6/1/24	590	660,092

5.00%, 6/1/25	1,000	1,153,900

		$13,842,057

Senior Living / Life Care — 2.9%

Hawaii State Department of Budget and Finance, Special Purpose Senior Living Revenue, 5.00%, 11/15/27	$1,775	$1,890,002

Howard County, MD, (Vantage House), 5.00%, 4/1/21	90	90,000

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 0.77%, (SIFMA + 0.70%), 5/1/26 (Put Date), 5/1/42(2)	435	435,170

Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.):

5.00%, 8/1/21	675	682,236

5.00%, 8/1/22	550	573,688

5.00%, 8/1/23	705	756,564

5.00%, 8/1/24	480	528,816

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village):

4.25%, 1/1/33	2,105	2,237,573

5.00%, 1/1/30	1,265	1,376,877

North Oaks, MN, (Waverly Gardens):

4.00%, 10/1/21	1,380	1,395,649

4.00%, 10/1/22	1,435	1,483,101

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/27	2,140	2,184,640

Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 3.75%, 7/1/26(4)	3,420	3,453,858

12	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

West Cornwall Township Municipal Authority, PA, (Lebanon Valley Brethren Home):

4.00%, 11/15/23	$140	$150,007

4.00%, 11/15/25	115	127,870

4.00%, 11/15/26	125	140,965

4.00%, 11/15/27	130	148,270

4.00%, 11/15/28	110	126,464

		$17,781,750

Special Tax Revenue — 7.4%

Baltimore, MD, (Harbor Point):

3.05%, 6/1/28(4)	$190	$195,670

3.15%, 6/1/29(4)	200	206,988

3.20%, 6/1/30(4)	200	206,580

Detroit Downtown Development Authority, MI, 0.00%, 7/1/21	2,000	1,984,020

Garden State Preservation Trust, NJ, 4.00%, 11/1/23	2,040	2,128,108

Jurupa Public Financing Authority, CA, 5.00%, 9/1/21	600	611,538

Louisiana, Highway Improvement Revenue, Prerefunded to 9/15/24, 5.00%, 6/15/25	750	861,203

Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.00%, 10/1/24	2,500	2,613,150

Michigan Trunk Line:

5.00%, 11/15/23	600	617,700

5.00%, 11/15/26	1,100	1,132,175

5.00%, 11/15/28	2,000	2,058,500

5.00%, 11/15/29	1,500	1,543,875

Nassau County Interim Finance Authority, NY, Sales Tax Revenue, 5.00%, 11/15/29	1,370	1,810,948

New River Community Development District, FL, (Capital Improvements):

5.00%, 5/1/13(5)	280	0

5.75%, 5/1/38	335	337,760

New York City Transitional Finance Authority, NY, Future Tax Revenue:

3.00%, 2/1/27	100	112,521

3.00%, 2/1/28	500	566,305

(SPA: Barclays Bank PLC), 0.06%, 8/1/39(3)	6,100	6,100,000

New York Dormitory Authority, Sales Tax Revenue:

(AMT), 5.00%, 3/15/24	1,405	1,588,900

(AMT), 5.00%, 3/15/25	1,470	1,716,725

(AMT), 5.00%, 3/15/26	1,545	1,859,068

Pennsylvania Turnpike Commission, Oil Franchise Tax, 5.00%, 12/1/25	6,350	7,102,665

Saint Clair County Highway Revenue, IL:

4.00%, 1/1/22	555	571,062

Escrowed to Maturity, 4.00%, 1/1/23	310	330,829

Prerefunded to 1/1/23, 4.00%, 1/1/24	360	384,188

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Sales Tax Securitization Corp., IL:

Series 2018C, 5.00%, 1/1/29	$1,525	$1,911,542

Series 2020A, 5.00%, 1/1/29	500	626,735

South Orange County Public Financing Authority, CA, 5.00%, 8/15/24	1,000	1,038,110

Sterling Hill Community Development District, FL, (Capital Improvements), 5.50%, 11/1/10(5)	276	165,344

Terrebonne Levee and Conservation District, LA, (Public Improvement Sales Tax), Prerefunded to 7/1/23, 5.00%, 7/1/25	2,815	3,116,008

Winter Garden Village at Fowler Groves Community Development District, FL, 3.00%, 5/1/24	1,395	1,418,324

		$44,916,541

Student Loan — 1.0%

Connecticut Higher Education Supplemental Loan Authority:

(AMT), 5.00%, 11/15/22	$125	$133,227

(AMT), 5.00%, 11/15/23	230	252,568

(AMT), 5.00%, 11/15/24	300	336,636

Massachusetts Educational Financing Authority:

(AMT), 3.50%, 7/1/33	4,295	4,376,519

(AMT), 5.00%, 7/1/24	1,000	1,138,600

		$6,237,550

Transportation — 9.8%

Allegheny County Airport Authority, PA, (Pittsburgh International Airport):

(AMT), Prerefunded to 1/1/22, 5.00%, 1/1/26	$840	$869,240

(AMT), Prerefunded to 1/1/22, 5.00%, 1/1/28	520	538,101

Burbank-Glendale-Pasadena Airport Authority, CA, (AMT), 5.00%, 7/1/21	3,755	3,794,315

Chicago, IL, (Midway International Airport), (AMT), 5.00%, 1/1/26	3,500	4,148,340

Chicago, IL, (O’Hare International Airport):

(AMT), 5.00%, 1/1/22	825	853,718

(AMT), 5.00%, 1/1/23	1,300	1,405,404

(AMT), Prerefunded to 1/1/22, 5.00%, 1/1/30	3,000	3,104,430

Georgia State Road and Tollway Authority, 5.00%, 6/1/31	1,000	1,324,060

Grand Parkway Transportation Corp., TX, 5.00%, 2/1/23	2,400	2,583,768

Greater Orlando Aviation Authority, FL, (AMT), 5.00%, 10/1/21	4,750	4,861,815

Hawaii, Harbor System Revenue, (AMT), 5.00%, 7/1/25	375	438,109

Kentucky Public Transportation Infrastructure Authority, 0.00%, 7/1/21	550	548,185

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/25	2,500	2,942,850

13	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Metropolitan Nashville Airport Authority, TN:

(AMT), 5.00%, 7/1/26	$885	$1,044,043

(AMT), 5.00%, 7/1/27	1,250	1,467,188

Miami-Dade County, FL, Aviation Revenue:

5.00%, 10/1/31	1,000	1,301,010

5.00%, 10/1/32	1,000	1,294,230

New Jersey Transportation Trust Fund Authority, (Transportation Program), 1.27%, (SIFMA + 1.20%), 12/15/21 (Put Date), 6/15/34(2)	4,000	4,002,960

New York Thruway Authority, 5.00%, 1/1/30	2,340	2,705,017

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport):

5.00%, 12/1/24	1,000	1,144,850

(AMT), 5.00%, 12/1/24	1,250	1,421,875

(AMT), 5.00%, 12/1/27	1,500	1,824,630

Pennsylvania Economic Development Financing Authority, (National Railroad Passenger):

(AMT), 5.00%, 11/1/25	1,000	1,069,000

(AMT), 5.00%, 11/1/26	890	950,538

Pennsylvania Turnpike Commission:

5.00%, 12/1/37	2,850	3,592,453

Series 2013C, 5.00%, 12/1/22	1,000	1,081,030

Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/23	1,000	1,009,480

Port of New Orleans, LA:

(AMT), 5.00%, 4/1/26	485	579,105

(AMT), 5.00%, 4/1/27	505	618,019

(AMT), 5.00%, 4/1/28	485	606,085

(AMT), 5.00%, 4/1/29	515	655,157

Port of Seattle, WA, (AMT), 5.00%, 4/1/31	4,000	4,950,320

South Jersey Transportation Authority, NJ:

5.00%, 11/1/22	155	165,807

5.00%, 11/1/24	395	457,157

		$59,352,289

Water and Sewer — 2.4%

Baltimore, MD, (Water Projects):

5.00%, 7/1/32	$410	$543,959

5.00%, 7/1/33	305	402,914

5.00%, 7/1/34	545	717,291

5.00%, 7/1/35	350	459,375

5.00%, 7/1/36	350	457,698

Chicago, IL, Water Revenue, 5.00%, 11/1/22	1,000	1,070,540

Great Lakes Water Authority, MI:

5.00%, 7/1/24	150	171,882

5.00%, 7/1/25	100	118,431

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

Great Lakes Water Authority, MI: (continued)

5.00%, 7/1/26	$300	$366,354

5.00%, 7/1/27	300	376,149

5.00%, 7/1/28	220	282,181

5.00%, 7/1/29	460	599,665

Hollywood, FL, Water and Sewer Revenue:

5.00%, 10/1/30	290	384,323

5.00%, 10/1/31	325	434,324

5.00%, 10/1/32	575	764,393

Jefferson County, AL, Sewer Revenue, 5.00%, 10/1/22	1,000	1,073,190

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/32	3,000	3,897,480

Portland, OR, Sewer System Revenue, 5.00%, 5/1/28	1,000	1,212,070

Union County, NC, Enterprise Systems Revenue, 5.00%, 6/1/27	800	1,007,040

		$14,339,259

Total Tax-Exempt Municipal Obligations — 84.5% (identified cost $493,930,053)		$512,522,432

Taxable Municipal Obligations — 5.0%
Security	Principal Amount (000’s omitted)	Value

Education — 0.8%

Tennessee School Bond Authority, 1.512%, 11/1/31	$5,000	$4,786,700

		$4,786,700

Escrowed / Prerefunded — 0.6%

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), Prerefunded to 8/1/22, 5.50%, 8/1/44	$3,675	$3,911,927

		$3,911,927

General Obligations — 1.1%

Academy Independent School District, TX, (PSF Guaranteed):

1.91%, 8/15/30(1)	$300	$302,181

2.00%, 8/15/31(1)	250	251,810

Bell County, TX, 1.20%, 8/15/28	500	479,445

Chicago, IL, 7.75%, 1/1/42	2,650	2,939,698

DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District No. 523, IL, 1.827%, 2/1/22	300	303,087

Detroit, MI, 2.711%, 4/1/26	700	694,533

14	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Lakeside School District No. 9, AR:

1.00%, 4/1/30	$500	$468,870

1.35%, 4/1/33	355	329,216

Mill Valley School District, CA, 1.30%, 8/1/22	155	156,398

Nashua, NH, 1.40%, 1/15/33	625	599,794

		$6,525,032

Hospital — 0.3%

Middleburg Heights, OH, (Southwest General Health Center):

1.899%, 8/1/21	$465	$466,618

1.949%, 8/1/22	500	507,485

2.025%, 8/1/23	615	630,123

		$1,604,226

Insured – General Obligations — 0.3%

Bellwood, IL, (AGM), 2.37%, 12/1/30(1)	$250	$251,320

Sterling, IL, (BAM), 2.25%, 11/1/33	375	358,001

Westland, MI:

(BAM), 1.734%, 11/1/31	400	386,160

(BAM), 1.954%, 11/1/33	910	873,182

		$1,868,663

Senior Living / Life Care — 0.9%

Butler County Port Authority, OH, (Community First Solutions), 2.25%, 5/15/26	$350	$351,844

Montgomery County Industrial Development Authority, PA, (ACTS Retirement-Life Communities, Inc. Obligated Group):

2.33%, 11/15/21	495	496,188

2.38%, 11/15/22	360	361,901

2.60%, 11/15/24	4,000	4,016,560

		$5,226,493

Special Tax Revenue — 0.1%

Louisiana, Highway Improvement Revenue, 1.642%, 6/15/31	$1,000	$944,760

		$944,760

Student Loan — 0.2%

Massachusetts Educational Financing Authority, 3.875%, 7/1/23	$1,100	$1,171,676

		$1,171,676

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 0.7%

Tarrant Regional Water District, TX, 1.95%, 9/1/35	$4,330	$4,183,343

		$4,183,343

Total Taxable Municipal Obligations — 5.0% (identified cost $30,333,733)		$30,222,820

Total Investments — 89.6% (identified cost $525,173,786)		$543,653,287

Other Assets, Less Liabilities — 10.4%		$63,225,544

Net Assets — 100.0%		$606,878,831

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2021, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

New York	10.7%

Illinois	10.3%

Others, representing less than 10% individually	68.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At March 31, 2021, 18.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 7.4% of total investments.

(1)	When-issued security.

(2)	Floating rate security. The stated interest rate represents the rate in effect at March 31, 2021.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at March 31, 2021.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2021, the aggregate value of these securities is $12,425,697 or 2.0% of the Fund’s net assets.

(5)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(6)

Variable rate security that may be tendered at par quarterly. The stated interest rate, which resets quarterly, is determined by the remarketing agent and represents the rate in effect at March 31, 2021.

15	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Portfolio of Investments — continued

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

MFMR	–	Multi-Family Mortgage Revenue

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SFMR	–	Single Family Mortgage Revenue

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

USD	–	United States Dollar

16	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Statement of Assets and Liabilities

Assets	March 31, 2021

Investments, at value (identified cost, $525,173,786)	$543,653,287

Cash	71,611,402

Interest receivable	4,956,444

Receivable for investments sold	1,912,412

Receivable for Fund shares sold	1,714,522

Total assets	$623,848,067

Liabilities

Payable for investments purchased	$994,800

Payable for when-issued securities	14,519,493

Payable for Fund shares redeemed	645,822

Distributions payable	370,485

Payable to affiliates:

Investment adviser fee	186,550

Distribution and service fees	40,115

Accrued expenses	211,971

Total liabilities	$16,969,236

Net Assets	$606,878,831

Sources of Net Assets

Paid-in capital	$594,530,078

Distributable earnings	12,348,753

Net Assets	$606,878,831

Class A Shares

Net Assets	$223,317,567

Shares Outstanding	22,544,491

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.91

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.14

Class C Shares

Net Assets	$14,426,376

Shares Outstanding	1,552,231

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.29

Class I Shares

Net Assets	$369,134,888

Shares Outstanding	37,249,685

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.91

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

17	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Statement of Operations

Investment Income	Year Ended March 31, 2021

Interest	$14,917,174

Total investment income	$14,917,174

Expenses

Investment adviser fee	$2,022,934

Distribution and service fees

Class A	303,737

Class C	166,262

Trustees’ fees and expenses	27,462

Custodian fee	120,568

Transfer and dividend disbursing agent fees	137,103

Legal and accounting services	71,665

Printing and postage	24,112

Registration fees	127,342

Miscellaneous	84,014

Total expenses	$3,085,199

Net investment income	$11,831,975

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,014,824

Net realized gain	$3,014,824

Change in unrealized appreciation (depreciation) —

Investments	$7,246,940

Net change in unrealized appreciation (depreciation)	$7,246,940

Net realized and unrealized gain	$10,261,764

Net increase in net assets from operations	$22,093,739

18	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$11,831,975	$13,610,174

Net realized gain	3,014,824	813,998

Net change in unrealized appreciation (depreciation)	7,246,940	(5,339,810)

Net increase in net assets from operations	$22,093,739	$9,084,362

Distributions to shareholders —

Class A	$(4,477,917)	$(4,876,685)

Class C	(280,841)	(545,487)

Class I	(7,229,351)	(8,349,720)

Total distributions to shareholders	$(11,988,109)	$(13,771,892)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$69,307,362	$15,985,957

Class C	6,071,927	3,861,760

Class I	175,299,260	90,310,195

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,785,771	4,098,245

Class C	239,999	428,649

Class I	2,604,107	2,352,620

Cost of shares redeemed

Class A	(42,519,506)	(35,878,208)

Class C	(8,108,484)	(9,798,975)

Class I	(106,733,579)	(91,965,796)

Net asset value of shares converted

Class A	8,339,895	5,899,401

Class C	(8,339,895)	(5,899,401)

Net increase (decrease) in net assets from Fund share transactions	$99,946,857	$(20,605,553)

Net increase (decrease) in net assets	$110,052,487	$(25,293,083)

Net Assets

At beginning of year	$496,826,344	$522,119,427

At end of year	$606,878,831	$496,826,344

19	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Financial Highlights

	Class A

	Year Ended March 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$9.700	$9.790	$9.730	$9.850	$10.160

Income (Loss) From Operations

Net investment income(1)	$0.215	$0.251	$0.272	$0.274	$0.283

Net realized and unrealized gain (loss)	0.215	(0.087)	0.058	(0.120)	(0.311)

Total income (loss) from operations	$0.430	$0.164	$0.330	$0.154	$(0.028)

Less Distributions

From net investment income	$(0.220)	$(0.254)	$(0.270)	$(0.274)	$(0.282)

Total distributions	$(0.220)	$(0.254)	$(0.270)	$(0.274)	$(0.282)

Net asset value — End of year	$9.910	$9.700	$9.790	$9.730	$9.850

Total Return(2)	4.47%	1.66%	3.45%	1.55%	(0.29)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$223,318	$180,506	$192,155	$189,734	$212,891

Ratios (as a percentage of average daily net assets):

Expenses	0.65%	0.66%	0.68%	0.67%	0.67%

Net investment income	2.18%	2.55%	2.80%	2.77%	2.82%

Portfolio Turnover	81%	40%	14%	13%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

20	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Financial Highlights — continued

	Class C

	Year Ended March 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$9.100	$9.180	$9.120	$9.240	$9.530

Income (Loss) From Operations

Net investment income(1)	$0.138	$0.167	$0.186	$0.188	$0.195

Net realized and unrealized gain (loss)	0.189	(0.078)	0.059	(0.121)	(0.291)

Total income (loss) from operations	$0.327	$0.089	$0.245	$0.067	$(0.096)

Less Distributions

From net investment income	$(0.137)	$(0.169)	$(0.185)	$(0.187)	$(0.194)

Total distributions	$(0.137)	$(0.169)	$(0.185)	$(0.187)	$(0.194)

Net asset value — End of year	$9.290	$9.100	$9.180	$9.120	$9.240

Total Return(2)	3.61%	0.95%	2.73%	0.71%	(1.03)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,426	$24,108	$35,667	$73,533	$100,360

Ratios (as a percentage of average daily net assets):

Expenses	1.40%	1.41%	1.43%	1.42%	1.42%

Net investment income	1.49%	1.80%	2.05%	2.02%	2.07%

Portfolio Turnover	81%	40%	14%	13%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

21	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Financial Highlights — continued

	Class I

	Year Ended March 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$9.700	$9.790	$9.730	$9.850	$10.170

Income (Loss) From Operations

Net investment income(1)	$0.230	$0.266	$0.286	$0.289	$0.298

Net realized and unrealized gain (loss)	0.215	(0.087)	0.059	(0.120)	(0.321)

Total income (loss) from operations	$0.445	$0.179	$0.345	$0.169	$(0.023)

Less Distributions

From net investment income	$(0.235)	$(0.269)	$(0.285)	$(0.289)	$(0.297)

Total distributions	$(0.235)	$(0.269)	$(0.285)	$(0.289)	$(0.297)

Net asset value — End of year	$9.910	$9.700	$9.790	$9.730	$9.850

Total Return(2)	4.63%	1.81%	3.61%	1.70%	(0.24)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$369,135	$292,213	$294,297	$288,575	$286,331

Ratios (as a percentage of average daily net assets):

Expenses	0.50%	0.51%	0.53%	0.52%	0.52%

Net investment income	2.33%	2.69%	2.95%	2.92%	2.97%

Portfolio Turnover	81%	40%	14%	13%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

22	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance National Limited Maturity Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide current income exempt from regular federal income tax. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

23

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2021 and March 31, 2020 was as follows:

	Year Ended March 31,
	2021	2020

Tax-exempt income	$11,265,401	$13,406,905

Ordinary income	$722,708	$364,987

As of March 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$370,494

Deferred capital losses	(6,445,064)

Net unrealized appreciation	18,793,808

Distributions payable	(370,485)

Distributable earnings	$12,348,753

At March 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $6,445,064 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2021, $6,445,064 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$524,859,479

Gross unrealized appreciation	$21,312,058

Gross unrealized depreciation	(2,518,250)

Net unrealized appreciation	$18,793,808

24

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%

$500 million but less than $1 billion	0.275	2.75

On total daily net assets of $1 billion or more, the rates are further reduced.

For the year ended March 31, 2021, the investment adviser fee amounted to $2,022,934 or 0.38% of the Fund’s average daily net assets.

Eaton Vance Management (EVM), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2021, EVM earned $2,942 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,494 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2021 amounted to $303,737 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended March 31, 2021, the Fund paid or accrued to EVD $138,552 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2021 amounted to $27,710 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended March 31, 2021, the Fund was informed that EVD received $6,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

25

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $439,048,862 and $401,928,541, respectively, for the year ended March 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2021	2020

Sales	7,006,789	1,619,063

Issued to shareholders electing to receive payments of distributions in Fund shares	383,907	414,876

Redemptions	(4,306,585)	(3,648,824)

Converted from Class C shares	844,054	598,972

Net increase (decrease)	3,928,165	(1,015,913)

	Year Ended March 31,
Class C	2021	2020

Sales	652,560	417,836

Issued to shareholders electing to receive payments of distributions in Fund shares	25,999	46,269

Redemptions	(876,447)	(1,059,606)

Converted to Class A shares	(900,110)	(638,462)

Net decrease	(1,097,998)	(1,233,963)

	Year Ended March 31,
Class I	2021	2020

Sales	17,719,539	9,167,402

Issued to shareholders electing to receive payments of distributions in Fund shares	263,897	238,077

Redemptions	(10,858,753)	(9,337,517)

Net increase	7,124,683	67,962

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2021.

26

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$908,035	$—	$908,035

Tax-Exempt Municipal Obligations	—	512,522,432	—	512,522,432

Taxable Municipal Obligations	—	30,222,820	—	30,222,820

Total Investments	$—	$543,653,287	$—	$543,653,287

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

27

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance National Limited Maturity Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Limited Maturity Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2021, the Fund designates 93.97% of distributions from net investment income as an exempt-interest dividend.

29

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance National Limited Maturity Municipal Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Fund’s investment adviser (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

34,001,777.392	262,632.997	1,023,676.643	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

30

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance National Limited Maturity Municipal Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance National Limited Maturity Municipal Income Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

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Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

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•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

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National Limited Maturity Municipal Income Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered

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Board of Trustees’ Contract Approval — continued

each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

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National Limited Maturity Municipal Income Fund

March 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to EV LLC, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

37

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

39

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

40

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.   Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14728    3.31.21

Eaton Vance

New York Municipal Opportunities Fund

Annual Report

March 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2021

Eaton Vance

New York Municipal Opportunities Fund

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2020, large areas of the United States were in pandemic-related lockdowns and the Bloomberg Barclays Municipal Bond Index (the Index), a broad measure of the asset class, had just concluded one of its worst months in recent memory, with the Index falling 3.63% between March 1 and April 1, 2020.

April, however, marked the beginning of a municipal bond rally that would last through most of the summer of 2020, spurred by rate cuts and asset purchases by the U.S. Federal Reserve, along with massive stimulus measures passed by the U.S. Congress.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second large stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again, beginning a new rally that would last through January 2021. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

Municipal bond demand once again exceeded supply, providing an additional tailwind for bond prices. In December, the beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. In January 2021, the supply-demand imbalance fueled the rally further, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds.

In February and March, however, bonds reversed course yet again. Municipal and Treasury yields rose and bond prices declined in anticipation of rising economic growth, driven by a new, larger federal stimulus bill and accelerating progress on vaccinating the U.S. population.

But while both municipal bonds and Treasurys saw yields rise, municipal bond yields rose less, with the result that municipal bonds strongly outperformed Treasurys for the first quarter of 2021, with 10-year municipal bonds yielding only 54% of the interest rate of comparable Treasury bonds on February 16 — versus the 10-year average of 94.5%. At period-end, municipal demand and fund inflows remained strong, with investors looking toward the Biden Administration’s infrastructure plan as a potential near-term catalyst for rising rates.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve and the Index returning 5.51%. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues for much of the period. But in the final three months of the period, lower rated issues outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment. As a result, high yield municipal bonds outperformed investment-grade municipal bonds for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2021, Eaton Vance New York Municipal Opportunities Fund (the Fund) returned 6.11% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Index, which returned 5.51%.

In seeking to achieve its primary objective of maximizing after-tax total return, the Fund employs a flexible investment strategy and may invest in obligations of any duration or credit quality. Management has the ability to invest up to 20% of net assets in debt obligations other than tax-exempt municipal bonds, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. government, its agencies and instrumentalities. Up to 50% of the Fund’s net assets may be invested in obligations rated below investment-grade (Baa/BBB by Moody’s, S&P or Fitch). The Fund may also seek to hedge interest rate risk and hold leveraged investments. However, neither the hedging strategy nor leveraged investments were employed during this period.

Contributors to Fund performance versus the Index during the period included an overweight position, relative to the Index, in BBB rated bonds; an overweight position in the industrial development revenue sector, which was the best-performing sector in the Index during the period; and security selection and an overweight position in insured Puerto Rico debt.

In contrast, detractors from Fund performance relative to the Index included an underweight position in zero-coupon bonds, which were the best-performing coupon structure in the Index during the period; security selections in AAA rated bonds; and an underweight position in bonds with 22 years of more remaining to maturity, during a period when longer-maturity issues in general outperformed shorter-maturity issues.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Performance2,3

Portfolio Managers Adam A. Weigold, CFA and Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/1996	05/29/1992	6.11%	2.76%	3.03%
Class A with 4.75% Maximum Sales Charge	—	—	1.11	1.77	2.53
Class C at NAV	12/08/1993	05/29/1992	5.22	2.00	2.26
Class C with 1% Maximum Sales Charge	—	—	4.22	2.00	2.26
Class I at NAV	08/03/2010	05/29/1992	6.27	2.91	3.20

Bloomberg Barclays Municipal Bond Index	—	—	5.51%	3.49%	4.53%
Bloomberg Barclays New York Municipal Bond Index	—	—	5.01	3.18	4.25

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.74%	1.50%	0.59%

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.52%	0.78%	1.68%
Taxable-Equivalent Distribution Rate			3.02	1.55	3.33
SEC 30-day Yield			0.82	0.14	1.01
Taxable-Equivalent SEC 30-day Yield			1.62	0.28	2.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	03/31/2011	$12,500	N.A.
Class I	$250,000	03/31/2011	$342,511	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays New York Municipal Bond Index is an unmanaged index of New York municipal bonds. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to April 25, 2016 reflects the Fund’s performance under its former investment objective and policies.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 – March 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/20)	Ending Account Value (3/31/21)	Expenses Paid During Period* (10/1/20 – 3/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,020.80	$3.68	0.73%
Class C	$1,000.00	$1,016.60	$7.44	1.48%
Class I	$1,000.00	$1,021.60	$2.92	0.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.68	0.73%
Class C	$1,000.00	$1,017.60	$7.44	1.48%
Class I	$1,000.00	$1,022.00	$2.92	0.58%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2020.

6

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments

Tax-Exempt Municipal Obligations — 92.8%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.8%

New York State Environmental Facilities Corp., (State Revolving Fund), Green Bonds:

5.00%, 4/15/32	$495	$668,463

5.00%, 10/15/32	250	336,853

5.00%, 8/15/44	970	1,221,676

		$2,226,992

Cogeneration — 0.2%

Suffolk County Industrial Development Agency, NY, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$185	$186,572

		$186,572

Education — 8.1%

Buffalo and Erie County Industrial Land Development Corp., NY, (Global Concepts Charter School), 5.00%, 10/1/37	$405	$473,226

Dutchess County Local Development Corp., NY, (Marist College), 5.00%, 7/1/29	130	163,843

Monroe County Industrial Development Corp., NY, (Nazareth College of Rochester):

5.00%, 10/1/24	885	998,484

5.00%, 10/1/25	930	1,075,406

Monroe County Industrial Development Corp., NY, (True North Rochester Preparatory Charter School), 5.00%, 6/1/40(1)	165	192,545

New York Dormitory Authority, (Rochester Institute of Technology), 5.00%, 7/1/26	200	243,430

New York Dormitory Authority, (Rockefeller University), Green Bonds, 5.00%, 7/1/50	500	617,195

Saratoga County Capital Resource Corp., NY, (Skidmore College), 5.00%, 7/1/30(2)	500	652,385

Troy Capital Resource Corp., NY, (Rensselaer Polytechnic Institute), 5.00%, 9/1/35	1,000	1,267,560

Yonkers Economic Development Corp., NY, (Lamartine/Warburton, LLC - Charter School of Educational Excellence):

4.00%, 10/15/29	330	359,099

4.00%, 10/15/30	410	455,600

5.00%, 10/15/39	80	91,313

		$6,590,086

Electric Utilities — 5.5%

Long Island Power Authority, NY, Electric System Revenue:

1.00%, 9/1/25	$180	$181,904

4.00%, 9/1/39	1,650	1,942,677

New York Power Authority:

4.00%, 11/15/45	1,140	1,324,361

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)

New York Power Authority: (continued)

4.00%, 11/15/50	$355	$410,178

4.00%, 11/15/55	490	563,960

		$4,423,080

General Obligations — 3.2%

Elmira, NY, 4.00%, 5/27/21	$400	$400,132

New York, NY:

4.00%, 3/1/36	360	420,509

4.00%, 8/1/38	1,155	1,333,170

Valley Stream, NY:

2.00%, 5/15/25	235	228,472

2.125%, 5/15/26	240	231,463

		$2,613,746

Hospital — 13.9%

Brookhaven Local Development Corp., NY, (Long Island Community Hospital), 5.00%, 10/1/31	$650	$827,905

Build NYC Resource Corp., NY, (New York Methodist Hospital), Escrowed to Maturity, 5.00%, 7/1/24	400	459,428

Dutchess County Local Development Corp., NY, (Nuvance Health), 5.00%, 7/1/24	140	159,113

Jefferson County Civic Facility Development Corp., NY, (Samaritan Medical Center):

4.00%, 11/1/28	1,390	1,565,487

4.00%, 11/1/29	1,100	1,229,734

Nassau County Local Economic Assistance and Financing Corp., NY, (Catholic Health Services of Long Island), 5.00%, 7/1/22	1,000	1,011,210

Nassau County Local Economic Assistance Corp., NY, (Catholic Health Services of Long Island), 5.00%, 7/1/23	500	549,610

New York Dormitory Authority, (Catholic Health System Obligated Group):

5.00%, 7/1/30	625	783,444

5.00%, 7/1/32	640	795,315

New York Dormitory Authority, (Montefiore Obligated Group), 4.00%, 9/1/37	400	457,780

New York Dormitory Authority, (NYU Langone Hospitals Obligated Group), 4.00%, 7/1/50	1,000	1,141,520

New York Dormitory Authority, (Orange Regional Medical Center):

5.00%, 12/1/23(1)	400	444,184

5.00%, 12/1/24(1)	600	687,612

5.00%, 12/1/25(1)	500	579,860

Series 2017, 5.00%, 12/1/26(1)	500	597,105

		$11,289,307

7	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing — 1.5%

Albany Capital Resource Corp., NY, (Empire Commons Student Housing, Inc.), 5.00%, 5/1/26	$300	$348,546

Westchester County Local Development Corp., NY, (Purchase Housing Corp. II):

5.00%, 6/1/24	165	181,015

5.00%, 6/1/25	170	190,884

5.00%, 6/1/26	170	194,861

5.00%, 6/1/27	240	279,533

		$1,194,839

Industrial Development Revenue — 7.0%

Build NYC Resource Corp., NY, (Pratt Paper (NY), Inc.), (AMT), 4.50%, 1/1/25(1)	$615	$655,891

Essex County Industrial Development Agency, NY, (International Paper Co.), (AMT), 2.10% to 10/1/24 (Put Date), 3/1/27	625	653,781

New York Energy Research and Development Authority, (Rochester Gas and Electric Corp.), 2.875% to 7/1/25 (Put Date), 5/15/32	1,155	1,256,802

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.):

(AMT), 2.875% to 12/3/29 (Put Date), 12/1/44(1)	250	255,685

(AMT), 3.125% to 6/1/26 (Put Date), 12/1/44(1)	1,000	1,045,330

New York Transportation Development Corp., (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 4.00%, 10/1/30	1,000	1,161,740

Niagara Area Development Corp., NY, (Covanta), 3.50%, 11/1/24(1)	610	634,693

		$5,663,922

Insured – Electric Utilities — 2.8%

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	$2,050	$2,276,791

		$2,276,791

Insured – General Obligations — 7.7%

Clinton County, NY, (AGM), (AMT), 3.50%, 6/1/27	$1,000	$1,090,680

East Ramapo Central School District, NY, (AGM), 4.00%, 12/15/27	1,605	1,886,565

Yonkers, NY:

(AGM), 5.00%, 2/15/31	825	1,085,585

(AGM), Series 2021A, 5.00%, 2/15/29	950	1,210,784

(AGM), Series 2021B, 5.00%, 2/15/29	740	945,676

		$6,219,290

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue — 0.8%

New York City Industrial Development Agency, NY, (Queens Baseball Stadium), (AGM), 5.00%, 1/1/30	$500	$647,960

		$647,960

Insured – Solid Waste — 1.3%

Onondaga County Resource Recovery Agency, NY:

(AGM), (AMT), 5.00%, 5/1/26	$150	$179,412

(AGM), (AMT), 5.00%, 5/1/28	740	902,341

		$1,081,753

Insured – Water and Sewer — 0.4%

Buffalo Municipal Water Finance Authority, NY:

(AGM), 5.00%, 7/1/29	$125	$150,574

(AGM), 5.00%, 7/1/31	140	167,534

		$318,108

Lease Revenue / Certificates of Participation — 0.7%

Hudson Yards Infrastructure Corp., NY, 5.00%, 2/15/42	$475	$556,861

		$556,861

Other Revenue — 5.6%

Albany Parking Authority, NY, 5.00%, 7/15/23	$700	$745,374

Chautauqua County Capital Resource Corp., NY, (Jamestown Center City Development Corp.), 1.75% to 11/1/24 (Put Date), 11/1/31	1,650	1,697,487

New York City Cultural Resources Trust, NY, (Lincoln Center for the Performing Arts, Inc.), 5.00%, 12/1/32	1,250	1,621,212

New York City Cultural Resources Trust, NY, (Whitney Museum of American Art), Green Bonds, 5.00%, 7/1/31	375	505,103

		$4,569,176

Senior Living / Life Care — 8.8%

Brookhaven Local Development Corp., NY, (Jefferson’s Ferry):

4.00%, 11/1/45	$300	$314,844

5.25%, 11/1/25	750	881,445

Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/23	1,455	1,567,399

Suffolk County Economic Development Corp., NY, (Peconic Landing at Southold, Inc.), 5.00%, 12/1/34	1,000	1,145,300

Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 3.25%, 7/1/22	235	238,358

Westchester County Local Development Corp., NY, (Kendal on Hudson):

4.00%, 1/1/23	340	352,070

8	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Westchester County Local Development Corp., NY, (Kendal on Hudson): (continued)

5.00%, 1/1/28	$1,090	$1,148,838

5.00%, 1/1/34	480	500,775

Westchester County Local Development Corp., NY, (Miriam Osborn Memorial Home Association):

5.00%, 7/1/24	340	381,874

5.00%, 7/1/25	260	299,887

5.00%, 7/1/26	290	334,396

		$7,165,186

Solid Waste — 0.8%

Onondaga County Resource Recovery Agency, NY, (AMT), 5.00%, 5/1/25	$540	$624,235

		$624,235

Special Tax Revenue — 10.0%

Nassau County Interim Finance Authority, NY, Sales Tax Revenue:

4.00%, 11/15/32	$500	$627,720

4.00%, 11/15/35	250	309,428

5.00%, 11/15/32	500	676,650

5.00%, 11/15/35	250	335,068

New York City Transitional Finance Authority, NY, Future Tax Revenue:

4.00%, 11/1/38	475	547,784

4.00%, 5/1/41	1,000	1,145,300

New York Dormitory Authority, Sales Tax Revenue:

5.00%, 3/15/40	1,000	1,219,330

(AMT), 5.00%, 3/15/30	1,875	2,364,637

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/38	775	903,774

		$8,129,691

Transportation — 10.8%

Albany County Airport Authority, NY, (AMT), 5.00%, 12/15/25	$500	$593,140

New York Thruway Authority:

5.00%, 1/1/39	95	119,859

5.00%, 1/1/40	905	1,139,142

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	1,000	1,121,180

New York Transportation Development Corp., (Terminal 4 John F. Kennedy International Airport):

4.00%, 12/1/39	850	950,546

(AMT), 4.00%, 12/1/40	50	55,751

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport):

(AMT), 5.00%, 4/1/24	$795	$895,416

(AMT), 5.00%, 4/1/28	520	645,502

(AMT), 5.00%, 4/1/29	275	346,052

(AMT), 5.00%, 4/1/30	455	565,861

Port Authority of New York and New Jersey:

(AMT), 5.00%, 11/1/30	1,100	1,405,085

(AMT), 5.00%, 10/15/35	740	884,574

		$8,722,108

Water and Sewer — 0.9%

New York City Municipal Water Finance Authority, NY, (Water and Sewer System):

4.00%, 6/15/40	$200	$232,814

5.00%, 6/15/48	440	527,292

		$760,106

Total Tax-Exempt Municipal Obligations — 92.8% (identified cost $72,135,079)		$75,259,809

Taxable Municipal Obligations — 2.1%
Security	Principal Amount (000’s omitted)	Value

General Obligations — 1.9%

New York, 1.50%, 3/15/26	$1,500	$1,529,070

		$1,529,070

Insured – Other Revenue — 0.2%

New York City Industrial Development Agency, NY, (Queens Baseball Stadium):

(AGM), 2.236%, 1/1/34	$95	$89,403

(AGM), 2.336%, 1/1/35	140	131,795

		$221,198

Total Taxable Municipal Obligations — 2.1% (identified cost $1,769,678)		$1,750,268

9	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Miscellaneous — 0.4%
Security	Units	Value

Real Estate — 0.4%

CMS Liquidating Trust(1)(3)(4)	150	$327,519

Total Miscellaneous — 0.4% (identified cost $480,000)		$327,519

Total Investments — 95.3% (identified cost $74,384,757)		$77,337,596

Other Assets, Less Liabilities — 4.7%		$3,778,714

Net Assets — 100.0%		$81,116,310

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At March 31, 2021, 13.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 2.9% to 11.0% of total investments.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2021, the aggregate value of these securities is $5,420,424 or 6.7% of the Fund’s net assets.

(2)	When-issued/delayed delivery security.

(3)	Non-income producing security.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

NPFG	–	National Public Finance Guarantee Corp.

10	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Statement of Assets and Liabilities

Assets	March 31, 2021

Investments, at value (identified cost, $74,384,757)	$77,337,596

Cash	3,422,345

Interest receivable	833,972

Receivable for investments sold	340,401

Receivable for Fund shares sold	16,890

Total assets	$81,951,204

Liabilities

Payable for when-issued/delayed delivery securities	$638,015

Payable for Fund shares redeemed	51,899

Distributions payable	29,901

Payable to affiliates:

Investment adviser fee	25,412

Distribution and service fees	9,464

Accrued expenses	80,203

Total liabilities	$834,894

Net Assets	$81,116,310

Sources of Net Assets

Paid-in capital	$77,728,855

Distributable earnings	3,387,455

Net Assets	$81,116,310

Class A Shares

Net Assets	$41,461,045

Shares Outstanding	4,026,178

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.30

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.81

Class C Shares

Net Assets	$5,378,497

Shares Outstanding	549,423

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.79

Class I Shares

Net Assets	$34,276,768

Shares Outstanding	3,328,068

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Statement of Operations

Investment Income	Year Ended March 31, 2021

Interest	$2,061,871

Total investment income	$2,061,871

Expenses

Investment adviser fee	$294,455

Distribution and service fees

Class A	62,469

Class C	61,570

Trustees’ fees and expenses	4,504

Custodian fee	27,676

Transfer and dividend disbursing agent fees	29,016

Legal and accounting services	53,571

Printing and postage	15,671

Registration fees	7,384

Miscellaneous	27,910

Total expenses	$584,226

Net investment income	$1,477,645

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$998,243

Net realized gain	$998,243

Change in unrealized appreciation (depreciation) —

Investments	$1,966,758

Net change in unrealized appreciation (depreciation)	$1,966,758

Net realized and unrealized gain	$2,965,001

Net increase in net assets from operations	$4,442,646

12	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,477,645	$1,595,351

Net realized gain	998,243	1,056,576

Net change in unrealized appreciation (depreciation)	1,966,758	(1,071,385)

Net increase in net assets from operations	$4,442,646	$1,580,542

Distributions to shareholders —

Class A	$(779,384)	$(931,248)

Class C	(78,299)	(137,584)

Class I	(590,361)	(549,970)

Total distributions to shareholders	$(1,448,044)	$(1,618,802)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,765,502	$4,994,312

Class C	923,776	942,261

Class I	11,727,555	7,501,561

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	657,623	806,909

Class C	54,342	85,515

Class I	320,270	302,653

Cost of shares redeemed

Class A	(6,648,297)	(7,228,826)

Class C	(3,763,038)	(1,393,645)

Class I	(4,314,267)	(3,309,638)

Net asset value of shares converted

Class A	1,582,520	901,147

Class C	(1,582,520)	(901,147)

Net increase in net assets from Fund share transactions	$1,723,466	$2,701,102

Net increase in net assets	$4,718,068	$2,662,842

Net Assets

At beginning of year	$76,398,242	$73,735,400

At end of year	$81,116,310	$76,398,242

13	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Financial Highlights

	Class A

	Year Ended March 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$9.890	$9.870	$9.660	$9.770	$10.090

Income (Loss) From Operations

Net investment income(1)	$0.195	$0.210	$0.245	$0.241	$0.269

Net realized and unrealized gain (loss)	0.406	0.023 (2)	0.207	(0.113)	(0.322)

Total income (loss) from operations	$0.601	$0.233	$0.452	$0.128	$(0.053)

Less Distributions

From net investment income	$(0.191)	$(0.213)	$(0.242)	$(0.238)	$(0.267)

Total distributions	$(0.191)	$(0.213)	$(0.242)	$(0.238)	$(0.267)

Net asset value — End of year	$10.300	$9.890	$9.870	$9.660	$9.770

Total Return(3)	6.11%	2.33%	4.75%	1.30%	(0.55)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$41,461	$41,504	$42,073	$44,330	$51,983

Ratios (as a percentage of average daily net assets):

Expenses	0.74%	0.74%	0.79%	0.75%	0.74%

Net investment income	1.91%	2.08%	2.54%	2.45%	2.70%

Portfolio Turnover	77%	102%	54%	66%	68%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

14	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Financial Highlights — continued

	Class C

	Year Ended March 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$9.410	$9.390	$9.180	$9.290	$9.590

Income (Loss) From Operations

Net investment income(1)	$0.114	$0.128	$0.164	$0.159	$0.185

Net realized and unrealized gain (loss)	0.375	0.022 (2)	0.207	(0.113)	(0.302)

Total income (loss) from operations	$0.489	$0.150	$0.371	$0.046	$(0.117)

Less Distributions

From net investment income	$(0.109)	$(0.130)	$(0.161)	$(0.156)	$(0.183)

Total distributions	$(0.109)	$(0.130)	$(0.161)	$(0.156)	$(0.183)

Net asset value — End of year	$9.790	$9.410	$9.390	$9.180	$9.290

Total Return(3)	5.22%	1.58%	4.09%	0.48%	(1.24)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,378	$9,441	$10,663	$16,306	$22,763

Ratios (as a percentage of average daily net assets):

Expenses	1.49%	1.50%	1.54%	1.50%	1.50%

Net investment income	1.18%	1.33%	1.79%	1.71%	1.95%

Portfolio Turnover	77%	102%	54%	66%	68%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

15	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Financial Highlights — continued

	Class I

	Year Ended March 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$9.890	$9.870	$9.660	$9.770	$10.090

Income (Loss) From Operations

Net investment income(1)	$0.209	$0.225	$0.260	$0.255	$0.284

Net realized and unrealized gain (loss)	0.407	0.023 (2)	0.206	(0.112)	(0.322)

Total income (loss) from operations	$0.616	$0.248	$0.466	$0.143	$(0.038)

Less Distributions

From net investment income	$(0.206)	$(0.228)	$(0.256)	$(0.253)	$(0.282)

Total distributions	$(0.206)	$(0.228)	$(0.256)	$(0.253)	$(0.282)

Net asset value — End of year	$10.300	$9.890	$9.870	$9.660	$9.770

Total Return(3)	6.27%	2.48%	4.91%	1.45%	(0.40)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$34,277	$25,454	$21,000	$16,301	$17,869

Ratios (as a percentage of average daily net assets):

Expenses	0.59%	0.59%	0.64%	0.60%	0.60%

Net investment income	2.05%	2.23%	2.68%	2.60%	2.85%

Portfolio Turnover	77%	102%	54%	66%	68%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

16	See Notes to Financial Statements.

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance New York Municipal Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek to maximize after-tax total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

17

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2021 and March 31, 2020 was as follows:

	Year Ended March 31,
	2021	2020

Tax-exempt income	$1,425,388	$1,518,518

Ordinary income	$22,656	$100,284

During the year ended March 31, 2021, distributable earnings was decreased by $17,096 and paid-in capital was increased by $17,096 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$14,859

Undistributed ordinary income	334,262

Net unrealized appreciation	3,068,235

Distributions payable	(29,901)

Distributable earnings	$3,387,455

18

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$74,269,361

Gross unrealized appreciation	$3,593,814

Gross unrealized depreciation	(525,579)

Net unrealized appreciation	$3,068,235

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, when daily net assets are less than $500 million and at reduced rates when daily net assets are $500 million or more. For the year ended March 31, 2021, the investment adviser fee amounted to $294,455 or 0.38% of the Fund’s average daily net assets.

Eaton Vance Management (EVM), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2021, EVM earned $1,611 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,169 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent defered sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2021 amounted to $62,469 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended March 31, 2021, the Fund paid or accrued to EVD $51,308 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class C shares. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2021 amounted to $10,262 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends

19

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

or capital gain distributions. For the year ended March 31, 2021, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $59,742,115 and $63,776,305, respectively, for the year ended March 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2021	2020

Sales	272,302	492,131

Issued to shareholders electing to receive payments of distributions in Fund shares	64,650	79,792

Redemptions	(659,969)	(726,951)

Converted from Class C shares	153,875	89,208

Net decrease	(169,142)	(65,820)

	Year Ended March 31,
Class C	2021	2020

Sales	94,967	98,447

Issued to shareholders electing to receive payments of distributions in Fund shares	5,635	8,901

Redemptions	(393,134)	(145,630)

Converted to Class A shares	(161,875)	(93,835)

Net decrease	(454,407)	(132,117)

	Year Ended March 31,
Class I	2021	2020

Sales	1,149,514	744,643

Issued to shareholders electing to receive payments of distributions in Fund shares	31,426	29,924

Redemptions	(425,583)	(328,431)

Net increase	755,357	446,136

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2021.

20

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Municipal Obligations	$—	$75,259,809	$—	$75,259,809

Taxable Municipal Obligations	—	1,750,268	—	1,750,268

Miscellaneous	—	—	327,519	327,519

Total Investments	$—	$77,010,077	$327,519	$77,337,596

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2021 is not presented.

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance New York Municipal Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance New York Municipal Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2021, the Fund designates 98.44% of distributions from net investment income as an exempt-interest dividend.

23

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance New York Municipal Opportunities Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on Thursday, February 18, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Fund’s investment adviser (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

4,222,429.991	93,997.429	167,163.351	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

24

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance New York Municipal Opportunities Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance New York Municipal Opportunities Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

25

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

26

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

27

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The

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New York Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board

29

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

30

Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

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Eaton Vance

New York Municipal Opportunities Fund

March 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

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Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23362    3.31.21

Eaton Vance

Short Duration Municipal Opportunities Fund

Annual Report

March 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2021

Eaton Vance

Short Duration Municipal Opportunities Fund

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on April 1, 2020, large areas of the United States were in pandemic-related lockdowns and the Bloomberg Barclays Municipal Bond Index, a broad measure of the asset class, had just concluded one of its worst months in recent memory, with the index falling 3.63% between March 1 and April 1, 2020.

April, however, marked the beginning of a municipal bond rally that would last through most of the summer of 2020, spurred by rate cuts and asset purchases by the U.S. Federal Reserve (the Fed), along with massive stimulus measures passed by the U.S. Congress.

The municipal bond rally was also driven by technical market factors, as demand overwhelmed supply. With municipal bonds offering attractive tax-exempt yields versus other fixed-income asset classes, municipal bond funds reported net inflows from May through September 2020, following substantial outflows in March and April.

But midway through August, the municipal rally stalled. Rates hit bottom for the period on August 11, with 10-year municipal bonds yielding 0.58%. From mid-August through October, prices fell and yields rose, driven in part by Congress’ failure to pass a second large stimulus bill — $400-$500 billion of which had been projected for state and local government assistance. As issuers rushed to take advantage of low yields in late August and September, increased supply reversed the supply-demand dynamic from earlier in the summer, putting further downward pressure on municipal bond prices and upward pressure on yields.

In November, however, the municipal market reversed course again, beginning a new rally that would last through January 2021. Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall. The announcement that two coronavirus vaccine candidates had proven more than 90% effective in late-stage trials buoyed the markets as well.

Municipal bond demand once again exceeded supply, providing an additional tailwind for bond prices. In December, the beginning of the COVID-19 vaccination process and Congress’ passage of a fiscal stimulus bill added more fuel to the rally. In January 2021, the supply-demand imbalance fueled the rally further, driven by lower issuance of new bonds than the previous January; a large number of bonds maturing or being called; and an acceleration of inflows into tax-exempt municipal funds.

In February and March, however, bonds reversed course yet again. Municipal and Treasury yields rose and bond prices declined in anticipation of rising economic growth, driven by a new, larger federal stimulus bill and accelerating progress on vaccinating the U.S. population.

But while both municipal bonds and Treasurys saw yields rise, municipal bond yields rose less, with the result that municipal bonds strongly outperformed Treasurys for the first quarter of 2021, with 10-year municipal bonds yielding only 54% of the interest rate of comparable Treasury bonds on February 16 — versus the 10-year average of 94.5%. At period-end, municipal demand and fund inflows remained strong, with investors looking toward the Biden Administration’s infrastructure plan as a potential near-term catalyst for rising rates.

For the period as a whole, rates declined across the municipal bond yield curve, with the greatest declines occurring at the short end of the curve and the Bloomberg Barclays Municipal Bond Index returning 5.51%. Reflecting investors’ “flight to quality” in response to the pandemic, municipal bonds with higher credit ratings outperformed lower rated issues for much of the period. But in the final three months of the period, lower rated issues outperformed as investors appeared to become more comfortable reaching for yield in an ongoing low-yield environment. As a result, high yield municipal bonds outperformed investment-grade municipal bonds for the period as a whole.

Fund Performance

For the 12-month period ended March 31, 2021, Eaton Vance Short Duration Municipal Opportunities Fund (the Fund) returned 5.46% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index (the Index), which returned 4.39%.

In seeking to achieve its primary objective of maximizing after-tax total return, the Fund employs a flexible investment strategy and may invest in obligations of any duration or credit quality, while seeking to maintain a dollar-weighted average portfolio duration below 4.5 years. Management has the ability to invest up to 20% of net assets in debt obligations other than tax-exempt municipal bonds, including (but not limited to) taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. government, its agencies and instrumentalities. Up to 50% of the Fund’s net assets may be invested in obligations rated below investment-grade (Baa/BBB by Moody’s, S&P or Fitch). The Fund may also seek to hedge interest rate risk and hold leveraged investments. However, neither the hedging strategy nor leveraged investments were employed during this period.

Contributors to Fund performance versus the Index during the period included security selection and an overweight position, relative to the Index, in Illinois bonds; overweight positions in bonds rated BBB and below — which significantly outperformed AAA rated bonds during the period — and in non-rated bonds; and an overweight position in the industrial development revenue sector, which was the best-performing sector in the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Management’s Discussion of Fund Performance1 — continued

In contrast, detractors from performance relative to the Index included security selections in AA rated bonds; an overweight position in bonds with two to four years remaining to maturity, during a period when longer-maturity issues in general outperformed shorter-maturity issues; and an allocation to floating-rate securities, which were not represented in the Index. With a duration (sensitivity to interest-rate changes) of nearly zero, floating-rate securities were employed during the period as a relatively defensive holding. However, London Interbank Offered Rate (LIBOR), Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, and Secured Overnight Financing Rate (SOFR), plunged to almost zero early in the period, after the Fed lowered the federal funds rate to 0.00%-0.25% in March, 2020 in response to the global pandemic. The resultant decline in income from municipal floating-rate securities hurt the Fund’s relative performance because the fixed-rate bonds in the Index delivered significantly higher income rates than the floating-rate securities held by the Fund during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/1996	06/01/1992	5.46%	2.53%	2.94%
Class A with 2.25% Maximum Sales Charge	—	—	3.07	2.07	2.70
Class C at NAV	12/08/1993	06/01/1992	4.74	1.76	2.18
Class C with 1% Maximum Sales Charge	—	—	3.74	1.76	2.18
Class I at NAV	08/03/2010	06/01/1992	5.72	2.70	3.10

Bloomberg Barclays Short-Intermediate 1-10 Year Municipal Bond Index	—	—	4.39%	2.47%	2.86%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.66%	1.41%	0.51%

% Distribution Rates/Yields[5]			Class A	Class C	Class I

Distribution Rate			1.25%	0.48%	1.40%
Taxable-Equivalent Distribution Rate			2.11	0.81	2.36

SEC 30-day Yield			0.60	–0.13	0.76
Taxable-Equivalent SEC 30-day Yield			1.01	–0.22	1.28

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	03/31/2011	$12,404	N.A.
Class I	$250,000	03/31/2011	$339,408	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Short-Intermediate 1–10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1–10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to November 14, 2016 reflects the Fund’s performance under its former investment objective and policies.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

6

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 – March 31, 2021).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/20)	Ending Account Value (3/31/21)	Expenses Paid During Period* (10/1/20 – 3/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,022.40	$3.33	0.66%
Class C	$1,000.00	$1,019.20	$7.10	1.41%
Class I	$1,000.00	$1,023.10	$2.57	0.51%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.60	$3.33	0.66%
Class C	$1,000.00	$1,017.90	$7.09	1.41%
Class I	$1,000.00	$1,022.40	$2.57	0.51%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2020.

7

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments

Corporate Bonds — 0.9%
Security	Principal Amount (000’s omitted)	Value

Hospital — 0.4%

Harnett Health System, Inc., 4.25%, 4/1/32	$2,515	$2,452,125

St. Joseph’s Hospital & Medical Center, 3.926%, 7/1/22	1,250	1,292,205

		$3,744,330

Other — 0.5%

Morongo Band of Mission Indians, 7.00%, 10/1/39(1)	$3,470	$4,029,364

		$4,029,364

Total Corporate Bonds — 0.9% (identified cost $7,218,310)		$7,773,694

Tax-Exempt Mortgage-Backed Securities — 0.3%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp., Multifamily Variable Rate Certificates, (AMT), 2.304%, 5/15/27	$2,105	$2,173,581

FRETE 2017-ML01 Trust, Class A, (Freddie Mac guaranteed), 0.609%, (1 mo. USD LIBOR + 0.50%), 1/25/33(1)(2)	471	473,837

Total Tax-Exempt Mortgage-Backed Securities — 0.3% (identified cost $2,575,664)		$2,647,418

Tax-Exempt Municipal Obligations — 84.4%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.0%

Delaware Valley Regional Finance Authority, PA, 0.837%, (67% of 1 mo. USD LIBOR + 0.76%), 9/1/24 (Put Date), 9/1/48(2)	$9,000	$8,993,970

		$8,993,970

Education — 4.7%

Arizona Industrial Development Authority, (Academies of Math & Science), 4.00%, 7/1/29(1)	$380	$412,137

Arizona Industrial Development Authority, (Pinecrest Academy of Nevada), 4.00%, 7/15/30(1)	625	676,525

California Municipal Finance Authority, (California Lutheran University):

5.00%, 10/1/21	250	255,298

5.00%, 10/1/22	250	265,932

5.00%, 10/1/23	225	248,495

5.00%, 10/1/24	275	313,197

Security	Principal Amount (000’s omitted)	Value

Education (continued)

California School Finance Authority, (Green Dot Public Schools):

5.00%, 8/1/21(1)	$100	$101,069

5.00%, 8/1/22(1)	165	172,395

5.00%, 8/1/23(1)	175	190,579

5.00%, 8/1/24(1)	160	179,355

5.00%, 8/1/25(1)	300	345,291

California School Finance Authority, (KIPP SoCal Public Schools):

5.00%, 7/1/22(1)	100	104,746

5.00%, 7/1/23(1)	100	109,663

5.00%, 7/1/24(1)	135	153,012

5.00%, 7/1/25(1)	200	233,204

5.00%, 7/1/26(1)	105	125,710

5.00%, 7/1/27(1)	110	134,916

5.00%, 7/1/28(1)	160	199,640

5.00%, 7/1/29(1)	165	209,304

District of Columbia, (District of Columbia International School):

5.00%, 7/1/21	200	201,486

5.00%, 7/1/25	500	566,960

5.00%, 7/1/29	885	1,069,284

District of Columbia, (KIPP DC):

5.00%, 7/1/22	200	208,680

5.00%, 7/1/25	270	313,362

5.00%, 7/1/26	250	297,205

5.00%, 7/1/27	250	303,280

5.00%, 7/1/28	240	296,297

5.00%, 7/1/29	235	294,995

District of Columbia, (Rocketship DC Obligated Group), 5.00%, 6/1/29(1)	465	530,774

Florida Higher Educational Facilities Financing Authority, (Ringling College of Art and Design):

5.00%, 3/1/26	275	316,627

5.00%, 3/1/27	210	246,521

5.00%, 3/1/28	230	273,702

5.00%, 3/1/29	225	271,240

5.00%, 3/1/31	865	1,029,575

Kentucky Bond Development Corp., (Transylvania University):

5.00%, 3/1/26	300	353,760

5.00%, 3/1/27	80	96,545

5.00%, 3/1/28	95	116,899

5.00%, 3/1/29	150	187,626

Massachusetts Development Finance Agency, (Suffolk University):

5.00%, 7/1/23	425	466,569

5.00%, 7/1/24	350	397,782

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Massachusetts Development Finance Agency, (Wentworth Institute of Technology):

5.00%, 10/1/21	$355	$362,984

5.00%, 10/1/22	600	640,650

Michigan Finance Authority, (Cesar Chavez Academy):

3.25%, 2/1/24	295	300,986

4.00%, 2/1/29	700	749,462

Missouri Health and Educational Facilities Authority, (St. Louis College of Pharmacy), 5.00%, 5/1/40	1,410	1,487,902

Montana State University, 0.52%, (SIFMA + 0.45%), 9/1/23 (Put Date), 11/15/35(2)	1,675	1,681,181

Montgomery County Higher Education and Health Authority, PA, (Gwynedd Mercy University):

4.00% to 5/1/22 (Put Date), 5/1/36	1,105	1,122,404

4.00% to 5/1/23 (Put Date), 5/1/36	1,200	1,257,948

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 3/1/28(3)	5,000	6,427,200

New York Dormitory Authority, (Yeshiva University), 4.00%, 9/1/23	1,235	1,236,519

Northeastern Pennsylvania Hospital and Education Authority, (Wilkes University), 5.00%, 3/1/25	1,000	1,080,680

Pennsylvania Higher Educational Facilities Authority, (York College of Pennsylvania), 2.85% to 5/1/21 (Put Date), 5/1/34	1,420	1,421,846

Philadelphia Industrial Development Authority, PA, (La Salle University):

5.00%, 5/1/23	1,840	1,935,349

5.00%, 5/1/24	1,715	1,837,845

5.00%, 5/1/25	905	986,197

Public Finance Authority, WI, (North Carolina Leadership Academy), 4.00%, 6/15/29(1)	320	339,888

Public Finance Authority, WI, (Roseman University of Health Sciences):

3.00%, 4/1/25(1)	535	548,889

5.00%, 4/1/30(1)	750	897,892

Troy Capital Resource Corp., NY, (Rensselaer Polytechnic Institute):

5.00%, 9/1/27	1,000	1,234,280

5.00%, 9/1/28	1,000	1,258,630

University of Pittsburgh, PA, 0.43%, (SIFMA + 0.36%), 2/15/24(2)	2,000	2,011,040

Wisconsin Health and Educational Facilities Authority, (Hmong American Peace Academy, Ltd.), 4.00%, 3/15/30	400	445,876

Yonkers Economic Development Corp., NY, (Lamartine/Warburton, LLC - Charter School of Educational Excellence), 4.00%, 10/15/29	330	359,099

		$41,894,384

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 2.5%

Burke County Development Authority, GA, (Oglethorpe Power Corp.), 3.25% to 2/3/25 (Put Date), 11/1/45	$4,000	$4,342,840

Hawaii Department of Budget and Finance, (Hawaiian Electric Co.):

3.20%, 7/1/39	2,170	2,321,878

(AMT), 3.25%, 1/1/25	3,250	3,503,987

Long Island Power Authority, NY, Electric System Revenue:

1.00%, 9/1/25	2,700	2,728,566

Series 2015C, 0.831%, (70% of 1 mo. USD LIBOR + 0.75%), 10/1/23 (Put Date), 5/1/33(2)	4,000	4,004,400

Louisville/Jefferson County Metro Government, KY, (Louisville Gas and Electric Co.), 1.75% to 7/1/26 (Put Date), 2/1/35	4,000	4,066,880

Vermont Public Power Supply Authority, (Swanton Peaking Facility):

5.00%, 7/1/22	385	406,722

5.00%, 7/1/23	600	659,958

5.00%, 7/1/24	500	568,950

		$22,604,181

Escrowed / Prerefunded — 0.5%

Delaware Health Facilities Authority, (Nanticoke Memorial Hospital, Inc.), Escrowed to Maturity, 5.00%, 7/1/23	$655	$724,260

Pennsylvania Higher Educational Facilities Authority, (Messiah College):

Prerefunded to 11/1/21, 2.20%, 11/1/31	670	677,691

Prerefunded to 5/1/21, 2.72%, 11/1/31	1,845	1,848,358

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), Prerefunded to 8/1/22, 4.125%, 8/1/47	1,100	1,167,188

		$4,417,497

General Obligations — 8.4%

American Samoa Economic Development Authority, 6.00%, 9/1/23(1)	$1,050	$1,114,785

Berwyn, IL, 5.00%, 12/1/23	1,090	1,173,112

Champaign County Community Unit School District No. 4, IL:

0.00%, 1/1/26	400	380,656

0.00%, 1/1/27	380	354,487

0.00%, 1/1/28	565	514,500

Chicago Board of Education, IL:

0.00%, 12/1/25	500	462,520

4.00%, 12/1/22	700	736,967

5.00%, 12/1/22	1,200	1,283,076

5.00%, 12/1/23	2,000	2,207,320

5.00%, 12/1/24	2,000	2,266,000

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Chicago, IL:

0.00%, 1/1/24	$225	$214,522

0.00%, 1/1/26	160	144,723

5.00%, 1/1/30	7,320	9,039,395

5.625%, 1/1/29	1,000	1,210,240

Connecticut:

0.97%, (SIFMA + 0.90%), 3/1/23(2)	3,500	3,527,090

5.00%, 4/15/23	3,200	3,509,280

Detroit, MI:

5.00%, 4/1/21	1,000	1,000,000

5.00%, 4/1/21	570	570,000

5.00%, 4/1/22	135	140,045

5.00%, 4/1/23	140	150,356

5.00%, 4/1/24	150	165,750

5.00%, 4/1/25	150	169,964

5.00%, 4/1/26	330	381,827

5.00%, 4/1/27	695	819,634

5.00%, 4/1/28	730	872,846

5.00%, 4/1/29	515	623,511

Elmira, NY:

4.00%, 5/27/21	400	400,132

5.00%, 5/15/26	115	115,217

Harford County, MD, 5.00%, 9/15/23	1,000	1,116,940

Illinois:

3.25%, 11/1/26	1,440	1,576,642

5.00%, 2/1/22	370	383,350

5.00%, 6/1/22	495	519,755

5.00%, 10/1/23	285	313,990

5.00%, 2/1/24	500	556,445

5.00%, 6/1/24	4,850	5,449,411

5.00%, 8/1/24	2,085	2,192,732

5.00%, 11/1/24	1,650	1,865,490

5.00%, 8/1/25	1,000	1,050,920

5.00%, 11/1/25	5,000	5,784,850

Series of October 2000, 0.00%, 8/1/21	140	139,483

Series of October 2002, 0.00%, 8/1/21	60	59,779

Johnson County, KS, 2.00%, 9/1/31	4,560	4,836,518

New Haven, CT, 5.00%, 8/1/21	1,000	1,013,140

New York, NY, 5.00% to 2/1/24 (Put Date), 8/1/38	5,000	5,472,400

Union City, NJ, 5.00%, 11/1/23	1,000	1,093,890

Washington, 5.00%, 6/1/27	1,500	1,887,180

West Hartford, CT:

5.00%, 7/1/21	2,195	2,220,725

5.00%, 7/1/22	710	752,877

5.00%, 7/1/23	500	553,995

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Will and Cook Counties Community High School District No. 210, IL, 5.00%, 1/1/27	$2,355	$2,499,880

		$74,888,347

Hospital — 16.1%

Berks County Municipal Authority, PA, (Tower Health), 5.00% to 2/1/27 (Put Date), 2/1/40	$10,000	$10,898,300

Calcasieu Parish Memorial Hospital Service District, LA, (Lake Charles Memorial Hospital):

4.00%, 12/1/21	775	783,502

4.00%, 12/1/22	810	831,846

4.00%, 12/1/23	1,135	1,179,390

4.00%, 12/1/24	1,145	1,200,200

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/23	450	492,007

California Public Finance Authority, (Henry Mayo Newhall Hospital):

5.00%, 10/15/22	150	159,689

5.00%, 10/15/23	175	193,393

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 5.50%, 12/1/58(1)	2,000	2,350,840

California Statewide Communities Development Authority, (Methodist Hospital of Southern California):

5.00%, 1/1/22	500	515,770

5.00%, 1/1/23	500	537,980

Charlotte-Mecklenburg Hospital Authority, NC, (Atrium Health), 0.67%, (SIFMA + 0.60%), 12/1/23 (Put Date), 1/15/48(2)	3,000	3,017,010

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00% to 8/1/25 (Put Date), 8/1/49	3,000	3,467,340

Colorado Health Facilities Authority, (Valley View Hospital Association), 2.80% to 5/15/23 (Put Date), 5/15/42	1,895	1,966,839

Connecticut Health and Educational Facilities Authority, (Griffin Hospital):

5.00%, 7/1/27(1)	725	843,711

5.00%, 7/1/30(1)	285	329,916

5.00%, 7/1/33(1)	1,170	1,337,731

Conway, AR, (Conway Regional Medical Center):

5.00%, 8/1/21	250	253,450

5.00%, 8/1/22	515	543,804

5.00%, 8/1/25	385	451,432

5.00%, 8/1/26	445	535,909

Crawford County Hospital Authority, PA, (Meadville Medical Center), 6.00%, 6/1/36	740	814,511

Cuyahoga County, OH, (The MetroHealth System), 5.00%, 2/15/23	1,000	1,075,730

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Escambia County Health Facilities Authority, FL, (Baptist Health Care Corp. Obligated Group):

5.00%, 8/15/31	$3,000	$3,803,880

5.00%, 8/15/32	3,015	3,798,508

5.00%, 8/15/33	2,950	3,701,424

5.00%, 8/15/34	1,150	1,438,086

Harris County Cultural Education Facilities Finance Corp., TX, (Memorial Hermann Health System), 0.49%, (SIFMA + 0.42%), 12/1/22 (Put Date), 12/1/49(2)	3,000	2,991,060

Idaho Health Facilities Authority, (Madison Memorial Hospital), 5.00%, 9/1/21	1,630	1,654,287

Illinois Finance Authority, (Edward-Elmhurst Healthcare), 0.82%, (SIFMA + 0.75%), 7/1/23 (Put Date), 1/1/46(2)	5,000	5,004,100

Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/23	1,000	1,089,120

Illinois Finance Authority, (Southern Illinois Healthcare Enterprises, Inc.), 5.00%, 3/1/23	250	272,158

Indiana Finance Authority, (Parkview Health), 0.62%, (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/39(2)	7,755	7,783,383

Lexington County Health Services District, Inc., SC, (Lexington Medical Center):

5.00%, 11/1/21	50	51,342

5.00%, 11/1/23	500	558,420

5.00%, 11/1/25	80	95,362

Maine Health and Higher Educational Facilities Authority, (Northern Light Eastern Maine Medical Center):

5.00%, 7/1/21	2,620	2,649,685

5.00%, 7/1/22	1,855	1,963,184

5.00%, 7/1/23	1,945	2,142,573

Maricopa County Industrial Development Authority, AZ, (Banner Health), 0.64%, (SIFMA + 0.57%), 10/18/24 (Put Date), 1/1/35(2)	6,620	6,592,924

Massachusetts Development Finance Agency, (Lawrence General Hospital), 5.00%, 7/1/23	555	562,481

Massachusetts Development Finance Agency, (Milford Regional Medical Center):

5.00%, 7/15/21	185	186,887

5.00%, 7/15/25(1)	120	135,980

5.00%, 7/15/26(1)	150	173,174

5.00%, 7/15/27(1)	170	199,028

5.00%, 7/15/28(1)	175	206,934

5.00%, 7/15/29(1)	320	380,925

5.00%, 7/15/30(1)	350	418,729

5.00%, 7/15/31(1)	325	383,897

5.00%, 7/15/32(1)	420	493,996

Massachusetts Development Finance Agency, (Wellforce):

5.00%, 7/1/22	450	475,434

5.00%, 7/1/23	725	796,253

5.00%, 7/1/24	650	739,186

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Michigan Finance Authority, (McLaren Health Care), 0.474%, (68% of 1 mo. USD LIBOR + 0.40%), 10/15/21 (Put Date), 10/15/30(2)	$890	$888,807

Michigan Finance Authority, (Trinity Health Credit Group), 0.55%, (SIFMA + 0.48%), 2/1/22 (Put Date), 3/1/51(2)	5,000	5,004,150

Montana Facility Finance Authority, (Billings Clinic Obligated Group), 0.62%, (SIFMA + 0.55%), 8/15/23 (Put Date), 8/15/37(2)	2,735	2,739,923

Montgomery County Higher Education and Health Authority, PA, (Holy Redeemer Health System):

5.00%, 10/1/25	1,050	1,152,858

5.00%, 10/1/26	1,010	1,105,041

Montgomery County Higher Education and Health Authority, PA, (Thomas Jefferson University), 5.00%, 9/1/23	1,000	1,106,280

New Jersey Health Care Facilities Financing Authority, (St. Joseph’s Healthcare System Obligated Group):

5.00%, 7/1/24	540	615,028

5.00%, 7/1/26	800	967,768

5.00%, 7/1/27	2,000	2,410,900

5.00%, 7/1/29	300	357,207

5.00%, 7/1/30	1,595	1,889,309

New York Dormitory Authority, (Catholic Health System Obligated Group):

5.00%, 7/1/26	400	477,096

5.00%, 7/1/27	390	475,718

5.00%, 7/1/28	455	565,601

5.00%, 7/1/29	750	947,407

New York Dormitory Authority, (Montefiore Obligated Group):

5.00%, 8/1/24	1,300	1,473,173

5.00%, 9/1/27	1,400	1,718,304

5.00%, 9/1/28	1,500	1,875,930

5.00%, 8/1/29	1,910	2,373,347

5.00%, 9/1/29	1,400	1,779,190

5.00%, 8/1/30	1,495	1,845,264

5.00%, 8/1/31	3,195	3,927,006

Northampton County General Purpose Authority, PA, (St. Luke’s University Health Network), 1.121%, (70% of 1 mo. USD LIBOR + 1.04%), 8/15/24 (Put Date), 8/15/48(2)	1,000	1,007,200

Oklahoma Development Finance Authority, (OU Medicine):

5.00%, 8/15/23	1,250	1,366,650

5.00%, 8/15/24	720	811,757

5.00%, 8/15/25	400	463,420

Oregon Facilities Authority, (Samaritan Health Services):

5.00%, 10/1/24	200	228,670

5.00%, 10/1/25	225	265,010

5.00%, 10/1/26	150	181,308

5.00%, 10/1/27	125	154,556

5.00%, 10/1/28	150	189,077

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Oroville, CA, (Oroville Hospital):

5.00%, 4/1/25	$1,195	$1,332,449

5.00%, 4/1/28	1,395	1,633,224

5.00%, 4/1/29	1,000	1,182,480

5.00%, 4/1/30	1,000	1,168,010

5.25%, 4/1/54	3,000	3,381,120

Roane County Building Commission, WV, (Roane General Hospital), 2.55%, 11/1/21	2,250	2,252,790

Southcentral Pennsylvania General Authority, (WellSpan Health Obligated Group), 0.67%, (SIFMA + 0.60%), 6/1/24 (Put Date), 6/1/49(2)	7,500	7,559,100

Tallahassee, FL, (Tallahassee Memorial HealthCare, Inc.), 5.00%, 12/1/23	50	55,649

		$143,450,477

Housing — 3.0%

California Municipal Finance Authority, (CHF-Riverside II, LLC), 5.00%, 5/15/30	$3,635	$4,552,365

Maryland Economic Development Corp., (Bowie State University), Student Housing Revenue:

4.00%, 7/1/23	150	159,420

4.00%, 7/1/24	175	189,992

4.00%, 7/1/25	300	331,725

4.00%, 7/1/26	320	359,296

4.00%, 7/1/27	250	284,210

4.00%, 7/1/28	200	229,440

4.00%, 7/1/29	270	311,931

4.00%, 7/1/30	280	322,748

4.00%, 7/1/31	290	331,780

Massachusetts Development Finance Agency, (UMass Boston Student Housing):

5.00%, 10/1/21	1,000	1,011,430

5.00%, 10/1/22	500	516,445

Massachusetts Housing Finance Agency, (Mill Road Apartments), 0.62%, (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/48(2)	2,625	2,625,000

New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC), Escrowed to Maturity, 5.00%, 4/1/22	835	851,800

New York City Housing Development Corp., NY, 2.10% to 10/1/29 (Put Date), 11/1/46	5,000	5,315,200

Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing II, LLC - Arizona State University):

5.00%, 7/1/26	160	183,242

5.00%, 7/1/27	385	447,751

5.00%, 7/1/28	240	282,974

5.00%, 7/1/29	535	638,843

5.00%, 7/1/30	225	267,008

5.00%, 7/1/31	410	484,202

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing, LLC - Arizona State University):

5.00%, 7/1/23	$20	$21,448

5.00%, 7/1/24	180	197,860

5.00%, 7/1/25	850	955,323

5.00%, 7/1/26	600	687,156

5.00%, 7/1/27	375	436,121

5.00%, 7/1/28	315	371,404

5.00%, 7/1/29	300	351,753

5.00%, 7/1/30	350	408,100

Public Finance Authority, WI, (NC A&T Real Estate Foundation, LLC):

4.00%, 6/1/21	115	115,206

4.00%, 6/1/22	230	236,935

5.00%, 6/1/23	390	419,008

5.00%, 6/1/24	440	485,844

5.00%, 6/1/25	980	1,107,939

5.00%, 6/1/26	1,090	1,258,067

		$26,748,966

Industrial Development Revenue — 9.7%

Appling County Development Authority, GA, (Oglethorpe Power Corp.), 1.50% to 2/3/25 (Put Date), 1/1/38	$1,500	$1,530,165

Burke County Development Authority, GA, (Georgia Transmission Corp.), 2.50% to 5/3/21 (Put Date), 1/1/52	2,000	2,003,420

California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 2.50% to 5/1/24 (Put Date), 7/1/31	1,625	1,721,899

Florida Development Finance Corp., (Waste Pro USA, Inc.):

(AMT), 5.00%, 5/1/29(1)	1,550	1,672,280

(AMT), 5.00% to 8/1/22 (Put Date), 8/1/29(1)	1,000	1,036,920

George L. Smith II Georgia World Congress Center Authority, 2.375%, 1/1/31(3)	1,000	1,018,150

Gilliam County, OR, (Waste Management, Inc.), (AMT), 2.40% to 5/2/22 (Put Date), 7/1/38	2,375	2,425,374

Iowa Finance Authority, (Iowa Fertilizer Co.), 3.125%, 12/1/22	2,665	2,716,141

Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.375% to 8/1/25 (Put Date), 8/1/35(1)	875	961,371

Matagorda County Navigation District No. 1, TX, (Central Power and Light Co.), 2.60%, 11/1/29	1,000	1,064,830

Michigan Strategic Fund, (Waste Management, Inc.), (AMT), 2.85% to 8/2/21 (Put Date), 8/1/27	3,000	3,023,730

Mission Economic Development Corp., TX, (Waste Management, Inc.), (AMT), 0.87%, (SIFMA + 0.80%), 11/1/21 (Put Date), 11/1/48(2)	5,000	5,001,650

Mississippi Business Finance Corp., (Waste Pro USA, Inc.), (AMT), 5.00% to 8/1/22 (Put Date), 2/1/36(1)	1,500	1,555,380

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)

National Finance Authority, NH, (Waste Management, Inc.), (AMT), 0.82%, (SIFMA + 0.75%), 10/1/21 (Put Date), 10/1/33(2)	$2,000	$2,000,220

New Hampshire Business Finance Authority, (United Illuminating Co.), 2.80% to 10/2/23 (Put Date), 10/1/33	3,500	3,652,495

New Jersey Economic Development Authority, (New Jersey Natural Gas Co.), (AMT), 2.45% to 4/1/26 (Put Date), 4/1/59	2,500	2,624,475

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 2.875% to 12/3/29 (Put Date), 12/1/44(1)	710	726,145

New York Transportation Development Corp., (Delta Airlines, Inc. - LaGuardia Airport Terminals C&D Redevelopment), (AMT), 5.00%, 1/1/23	3,000	3,207,360

Niagara Area Development Corp., NY, (Covanta), 3.50%, 11/1/24(1)	4,080	4,245,158

Ohio Air Quality Development Authority, (Pratt Paper, LLC), (AMT), 3.75%, 1/15/28(1)	1,150	1,248,325

Pennsylvania Economic Development Financing Authority, (Waste Management, Inc.), (AMT), 1.75% to 8/1/24 (Put Date), 8/1/38	5,000	5,174,750

Public Finance Authority, WI, (Waste Management, Inc.):

(AMT), 2.00% to 6/1/21 (Put Date), 7/1/29	5,000	5,012,300

(AMT), 2.625%, 11/1/25	1,500	1,632,525

Richland County, SC, (International Paper Co.), (AMT), 3.875%, 4/1/23	1,520	1,614,833

Rockdale County Development Authority, GA, (Pratt Paper, LLC), (AMT), 4.00%, 1/1/38(1)	2,000	2,200,560

Rockport, IN, (AEP Generating Co.):

Series 1995A, 1.35% to 9/1/22 (Put Date), 7/1/25	2,000	2,013,920

Series 1995B, 1.35% to 9/1/22 (Put Date), 7/1/25	2,250	2,265,795

Rockport, IN, (Indiana Michigan Power Co.), 3.05%, 6/1/25	1,600	1,754,928

St. John the Baptist Parish, LA, (Marathon Oil Corp.), 2.10% to 7/1/24 (Put Date), 6/1/37	10,250	10,542,023

Trimble County, KY, (Louisville Gas and Electric Co.), (AMT), 1.30% to 9/1/27 (Put Date), 9/1/44	4,250	4,207,373

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 4.50%, 5/1/32(1)	2,245	2,500,099

West Virginia Economic Development Authority, (Appalachian Power Co.), 2.55% to 4/1/24 (Put Date), 3/1/40	4,000	4,219,280

		$86,573,874

Insured – Bond Bank — 0.0%(4)

Puerto Rico Municipal Finance Agency, (AGC), 5.25%, 8/1/22	$250	$262,793

		$262,793

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 0.7%

Missouri Southern State University:

(AGM), 5.00%, 10/1/24	$110	$125,076

(AGM), 5.00%, 10/1/25	125	146,207

(AGM), 5.00%, 10/1/27	205	247,779

(AGM), 5.00%, 10/1/28	200	245,702

(AGM), 5.00%, 10/1/31	290	357,036

(AGM), 5.00%, 10/1/32	155	190,064

Northern Illinois University:

(BAM), 5.00%, 4/1/23	120	130,174

(BAM), 5.00%, 4/1/24	500	560,315

(BAM), 5.00%, 4/1/25	400	462,132

(BAM), 5.00%, 4/1/26	650	770,549

(BAM), 5.00%, 4/1/27	530	643,134

(BAM), 5.00%, 4/1/28	625	773,494

(BAM), 5.00%, 4/1/29	700	880,859

Southern Illinois University, (NPFG), 0.00%, 4/1/26	200	180,892

		$5,713,413

Insured – Electric Utilities — 0.6%

Puerto Rico Electric Power Authority:

(AGM), 4.00%, 7/1/23	$305	$305,647

(NPFG), 5.25%, 7/1/21	450	452,682

(NPFG), 5.25%, 7/1/29	1,740	1,932,496

Series QQ, (NPFG), 5.00%, 7/1/22	100	101,392

Series RR, (NPFG), 5.00%, 7/1/23	170	172,759

Series RR, (NPFG), 5.00%, 7/1/24	845	862,635

Series SS, (NPFG), 5.00%, 7/1/23	1,140	1,158,502

		$4,986,113

Insured – General Obligations — 2.6%

Boston, MA, (NPFG), 0.125%, 3/1/22	$2,920	$2,920,058

Cambria County, PA, (AGM), 4.00%, 8/1/32	500	563,225

Chicago Board of Education, IL:

(AGM), 5.00%, 12/1/23	100	111,214

(NPFG), 0.00%, 12/1/21	1,125	1,119,881

(NPFG), 0.00%, 12/1/22	470	463,613

(NPFG), 0.00%, 12/1/23	2,245	2,184,677

(NPFG), 0.00%, 12/1/26	1,870	1,701,700

(NPFG), 5.25%, 12/1/21	570	587,459

Series 1998B, (NPFG), 0.00%, 12/1/24	365	348,520

Series 1999A, (NPFG), 0.00%, 12/1/24	260	248,261

Chicago, IL:

(AGM), 0.00%, 1/1/25	250	238,175

(NPFG), 0.00%, 1/1/23	175	171,421

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)

Community College District No. 536, IL, (Lewis and Clark Community College), (AGM), 4.00%, 5/1/29	$500	$580,810

Lake County Community Unit School District No. 187, IL, (AGM), 0.00%, 1/1/23	150	147,161

Matteson, IL, (AGM), 3.60%, 12/1/24	395	400,937

McCook, IL:

(AGM), 4.00%, 12/1/21	135	137,872

(AGM), 4.00%, 12/1/22	225	237,582

(AGM), 4.00%, 12/1/23	250	271,885

Paterson, NJ, (BAM), 5.00%, 1/15/26	485	519,149

Puerto Rico:

(AGC), 5.00%, 7/1/24	125	129,050

(AGM), 4.00%, 7/1/22	3,610	3,728,119

(NPFG), 5.25%, 7/1/22	135	137,191

(NPFG), 6.00%, 7/1/27	575	593,124

Puerto Rico Public Buildings Authority, (NPFG), 6.00%, 7/1/28	2,680	2,766,939

Stickney, IL:

(BAM), 4.00%, 12/1/22	200	210,264

(BAM), 4.00%, 12/1/23	350	379,288

Vauxmont Metropolitan District, CO:

(AGM), 5.00%, 12/1/22	495	529,031

(AGM), 5.00%, 12/1/25	540	634,489

(AGM), 5.00%, 12/1/28	630	788,634

Will County Community High School District No. 210, IL, (AGM), 0.00%, 1/1/25	130	123,621

		$22,973,350

Insured – Hospital — 0.1%

Kentucky Economic Development Finance Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/22	$720	$710,222

		$710,222

Insured – Lease Revenue / Certificates of Participation — 1.1%

Kentucky Asset/Liability Commission:

(NPFG), 0.667%, (67% of 3 mo. USD LIBOR + 0.53%), 11/1/27(2)	$1,380	$1,358,817

(NPFG), 0.687%, (67% of 3 mo. USD LIBOR + 0.55%), 11/1/25(2)	8,890	8,775,852

		$10,134,669

Insured – Other Revenue — 0.4%

Arborwood Community Development District, FL, (AGM), 2.60%, 5/1/24	$1,180	$1,246,812

New York City Industrial Development Agency, NY, (Yankee Stadium), (AGM), 5.00%, 3/1/30	1,500	1,932,900

		$3,179,712

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.2%

Puerto Rico Convention Center District Authority, (AMBAC), 5.00%, 7/1/31	$845	$864,587

Puerto Rico Infrastructure Financing Authority:

(AMBAC), 0.00%, 7/1/43	520	199,924

(AMBAC), 5.50%, 7/1/24	410	441,759

(AMBAC), 5.50%, 7/1/25	460	502,615

		$2,008,885

Insured – Transportation — 0.8%

Alabama Port Authority, (AGM), (AMT), 5.00%, 10/1/23	$2,075	$2,288,953

New Jersey Transportation Trust Fund Authority, (NPFG), 5.50%, 12/15/22	3,000	3,264,510

Puerto Rico Highway and Transportation Authority:

(NPFG), 5.00%, 7/1/29	955	979,343

(NPFG), 5.25%, 7/1/23	365	384,794

		$6,917,600

Lease Revenue / Certificates of Participation — 0.7%

Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, 5.00%, 6/1/25	$2,000	$2,346,880

New Jersey Economic Development Authority, (School Facilities Construction):

1.62%, (SIFMA + 1.55%), 9/1/27(2)	1,000	1,002,610

1.67%, (SIFMA + 1.60%), 3/1/28(2)	3,080	3,087,484

		$6,436,974

Other Revenue — 9.7%

Albany Parking Authority, NY:

5.00%, 7/15/21	$635	$642,912

5.00%, 7/15/22	705	743,204

Allentown Neighborhood Improvement Zone Development Authority, PA, (City Center Project):

5.00%, 5/1/23(1)	570	612,921

5.00%, 5/1/32(1)	3,000	3,495,360

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel):

5.00%, 1/1/23	500	528,125

5.00%, 1/1/24	600	650,586

5.00%, 1/1/25	500	553,760

Black Belt Energy Gas District, AL:

4.00% to 12/1/23 (Put Date), 12/1/48	1,000	1,086,180

0.977%, (67% of 1 mo. USD LIBOR + 0.90%), 12/1/23 (Put Date), 12/1/48(2)	20,000	20,155,400

0.44%, (SIFMA + 0.37%), 10/1/26 (Put Date), 10/1/49(2)	15,000	14,926,200

Kalispel Tribe of Indians, WA, Series A, 5.00%, 1/1/32(1)	795	910,100

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Main Street Natural Gas, Inc., GA, Gas Supply Revenue:

0.823%, (67% of 1 mo. USD LIBOR + 0.75%), 9/1/23 (Put Date), 4/1/48(2)	$2,500	$2,513,975

(Liq: Royal Bank of Canada), 0.64%, (SIFMA + 0.57%), 12/1/23 (Put Date), 8/1/48(2)	3,000	3,007,020

(Liq: Royal Bank of Canada), 0.907%, (67% of 1 mo. USD LIBOR + 0.83%), 12/1/23 (Put Date), 8/1/48(2)	16,000	16,130,560

Northern California Gas Authority No. 1, Gas Project Revenue, 0.879%, (67% of 3 mo. USD LIBOR + 0.72%), 7/1/27(2)	960	965,146

Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.25%, 12/1/27	7,000	8,705,200

Southeast Alabama Gas Supply District, (Project No. 1), 0.72%, (SIFMA + 0.65%), 4/1/24 (Put Date), 4/1/49(2)	2,000	2,003,080

Southeast Alabama Gas Supply District, (Project No. 2), 0.923%, (67% of 1 mo. USD LIBOR + 0.85%), 6/1/24 (Put Date), 6/1/49(2)	2,000	2,014,120

Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, 0.823%, (67% of 3 mo. USD LIBOR + 0.70%), 12/15/26(2)	2,945	2,954,041

Washington Health Care Facilities Authority, (Fred Hutchinson Cancer Research Center), 1.173%, (67% of 1 mo. USD LIBOR + 1.10%), 7/1/22 (Put Date), 1/1/42(2)	3,250	3,263,292

		$85,861,182

Senior Living / Life Care — 8.1%

Atlantic Beach, FL, (Fleet Landing), 3.25%, 11/15/24	$2,155	$2,155,970

Berks County Industrial Development Authority, PA, (Highlands at Wyomissing), 5.00%, 5/15/28	300	339,465

Bexar County Health Facilities Development Corp., TX, (Army Retirement Residence Foundation):

5.00%, 7/15/22	225	232,540

5.00%, 7/15/23	375	396,641

5.00%, 7/15/24	300	323,844

5.00%, 7/15/25	250	274,770

Brookhaven Local Development Corp., NY, (Jefferson’s Ferry), 5.25%, 11/1/26	240	287,652

Bucks County Industrial Development Authority, PA, (Pennswood Village), 5.00%, 10/1/24	800	896,272

Centerville, OH, (Graceworks Lutheran Services):

5.00%, 11/1/21	315	318,468

5.00%, 11/1/22	430	442,298

Clackamas County Hospital Facility Authority, OR, (Rose Villa), 2.75%, 11/15/25	1,000	1,006,710

Colorado Health Facilities Authority, (Christian Living Neighborhoods):

4.00%, 1/1/22	300	304,791

4.00%, 1/1/24	540	568,334

4.00%, 1/1/27	200	217,950

4.00%, 1/1/28	240	262,346

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Colorado Health Facilities Authority, (Frasier Meadows Retirement Community):

5.00%, 5/15/21	$1,135	$1,138,348

5.00%, 5/15/22	850	874,438

Franklin County Industrial Development Authority, PA, (Menno-Haven, Inc.):

5.00%, 12/1/21	250	254,720

5.00%, 12/1/22	250	261,520

5.00%, 12/1/23	355	380,397

5.00%, 12/1/24	425	465,154

5.00%, 12/1/30	500	553,405

Glendale Industrial Development Authority, AZ, (Terraces of Phoenix), 3.60%, 7/1/23	465	468,185

Hanover County Economic Development Authority, VA, (Covenant Woods), 3.625%, 7/1/28	655	684,475

Illinois Finance Authority, (Lifespace Communities, Inc.):

5.00%, 5/15/21	860	863,896

5.00%, 5/15/22	415	433,289

Illinois Finance Authority, (Presbyterian Homes Obligated Group), 0.77%, (SIFMA + 0.70%), 5/1/26 (Put Date), 5/1/42(2)	725	725,283

Iowa Finance Authority, (Lifespace Communities, Inc.), 2.875%, 5/15/49	1,750	1,767,780

Lancaster County Hospital Authority, PA, (Brethren Village), 5.00%, 7/1/22	920	951,050

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 4.00%, 11/15/23(1)	1,590	1,636,825

Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.):

3.50%, 10/1/22(1)	500	519,940

4.00%, 10/1/25(1)	515	562,323

4.00%, 10/1/26(1)	1,000	1,090,620

4.00%, 10/1/27(1)	400	435,552

Montgomery County Industrial Development Authority, PA, (Waverly Heights, Ltd.):

4.00%, 12/1/21	100	102,089

4.00%, 12/1/22	100	105,136

4.00%, 12/1/23	125	134,705

4.00%, 12/1/24	150	164,931

4.00%, 12/1/25	100	111,914

4.00%, 12/1/26	150	170,919

4.00%, 12/1/27	200	227,476

4.00%, 12/1/28	200	226,094

4.00%, 12/1/29	250	280,973

Montgomery County Industrial Development Authority, PA, (Whitemarsh Continuing Care Retirement Community), 4.00%, 1/1/23	645	656,520

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

National Finance Authority, NH, (The Vista):

5.25%, 7/1/39(1)	$705	$697,598

5.625%, 7/1/46(1)	425	425,081

5.75%, 7/1/54(1)	1,130	1,133,198

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village):

5.00%, 1/1/23	1,795	1,877,085

5.00%, 1/1/30	630	685,717

New Mexico Hospital Equipment Loan Council, (Haverland Carter Lifestyle Group):

2.25%, 7/1/23	1,525	1,525,518

2.375%, 7/1/24	1,525	1,525,564

5.00%, 7/1/30	400	459,240

5.00%, 7/1/31	670	767,076

5.00%, 7/1/32	1,500	1,547,265

Norfolk Redevelopment and Housing Authority, VA, (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge), 4.00%, 1/1/25	1,705	1,705,222

North Carolina Medical Care Commission, (Galloway Ridge):

4.00%, 1/1/25	250	263,298

4.00%, 1/1/26	240	254,990

5.00%, 1/1/27	565	635,230

North Carolina Medical Care Commission, (United Methodist Retirement Homes), 5.00%, 10/1/31	650	709,969

Palm Beach County Health Facilities Authority, FL, (Lifespace Communities, Inc.):

5.00%, 5/15/21	830	833,760

5.00%, 5/15/26	1,000	1,143,750

Polk County Industrial Development Authority, FL, (Carpenter’s Home Estates, Inc.), 5.00%, 1/1/29	400	445,328

Public Finance Authority, WI, (Penick Village), 4.00%, 9/1/29(1)	585	584,977

Salem Hospital Facility Authority, OR, (Capital Manor), 5.00%, 5/15/23	210	223,990

Santa Fe, NM, (El Castillo Retirement Residences):

2.25%, 5/15/24	600	601,080

2.625%, 5/15/25	1,000	1,003,340

South Carolina Jobs-Economic Development Authority, (South Carolina Episcopal Home at Still Hopes):

5.00%, 4/1/22	500	512,575

5.00%, 4/1/23	1,365	1,431,339

5.00%, 4/1/24	1,450	1,552,036

5.00%, 4/1/25	1,510	1,645,870

5.00%, 4/1/26	1,595	1,746,732

South Carolina Jobs-Economic Development Authority, (Woodlands at Furman):

4.00%, 11/15/24	200	207,694

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

South Carolina Jobs-Economic Development Authority, (Woodlands at Furman): (continued)

4.00%, 11/15/25	$275	$287,598

5.00%, 11/15/27	300	334,776

5.00%, 11/15/29	115	130,113

5.00%, 11/15/30	180	202,385

St. Louis County Industrial Development Authority, MO, (Friendship Village St. Louis Obligated Group):

5.00%, 9/1/23	2,015	2,172,029

5.00%, 9/1/24	1,490	1,649,385

5.00%, 9/1/25	1,615	1,829,973

Suffolk County Economic Development Corp., NY, (Peconic Landing at Southold, Inc.):

4.00%, 12/1/21	310	315,400

4.00%, 12/1/23	235	250,172

4.00%, 12/1/24	245	265,337

4.00%, 12/1/25	250	274,920

Tarrant County Cultural Education Facilities Finance Corp., TX, (MRC Stevenson Oaks), 6.25%, 11/15/31	620	692,614

Tempe Industrial Development Authority, AZ, (Mirabella at ASU), 4.00%, 10/1/23(1)	1,190	1,190,369

Tulsa County Industrial Authority, OK, (Montereau, Inc.), 5.00%, 11/15/23	230	245,645

Vermont Economic Development Authority, (Wake Robin Corp.):

4.00%, 5/1/21	215	215,170

5.00%, 5/1/27	1,000	1,082,520

Washington County, MD, (Diakon Lutheran Social Ministries):

5.00%, 1/1/23	365	387,615

5.00%, 1/1/24	350	383,236

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/25(1)	1,165	1,312,233

Washington Housing Finance Commission, (Judson Park), 3.70%, 7/1/23(1)	285	289,281

Washington Housing Finance Commission, (Transforming Age):

2.375%, 1/1/26(1)	4,000	3,975,920

5.00%, 1/1/24(1)	180	192,425

5.00%, 1/1/25(1)	385	420,000

5.00%, 1/1/26(1)	400	444,220

Washington Housing Finance Commission, (Wesley Homes at Lea Hill), 3.20%, 7/1/21(1)	120	120,020

Wayzata, MN, (Folkestone Senior Living Community):

3.00%, 8/1/22	200	200,278

3.00%, 8/1/23	100	99,997

3.00%, 8/1/24	100	100,028

3.00%, 8/1/25	100	99,836

3.00%, 8/1/26	250	248,895

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Wayzata, MN, (Folkestone Senior Living Community): (continued)

3.00%, 8/1/27	$425	$419,917

3.125%, 8/1/28	650	647,238

Westchester County Local Development Corp., NY, (Kendal on Hudson), 4.00%, 1/1/23	100	103,550

Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.):

4.00%, 9/15/22	200	205,924

4.00%, 9/15/24	365	381,969

Series 2015B, 4.00%, 9/15/23	100	102,861

Series 2018A, 4.00%, 9/15/23	250	261,990

		$71,956,369

Special Tax Revenue — 1.8%

Baltimore, MD, (Harbor Point):

2.65%, 6/1/22(1)	$200	$201,542

2.70%, 6/1/23(1)	285	288,942

2.80%, 6/1/25(1)	125	128,161

2.85%, 6/1/26(1)	135	139,185

2.95%, 6/1/27(1)	175	181,185

Franklin County Convention Facilities Authority, OH, (Greater Columbus Convention Center Hotel Expansion):

5.00%, 12/1/25	250	284,600

5.00%, 12/1/26	330	382,787

5.00%, 12/1/27	325	382,736

5.00%, 12/1/28	425	506,587

5.00%, 12/1/29	400	481,480

5.00%, 12/1/30	680	813,280

5.00%, 12/1/31	785	934,707

5.00%, 12/1/32	660	782,687

Illinois Sports Facilities Authority:

5.00%, 6/15/22	315	327,880

5.00%, 6/15/23	250	268,983

Illinois, Sales Tax Revenue:

5.00%, 6/15/21	140	141,119

5.00%, 6/15/22	945	989,368

5.00%, 6/15/23	925	1,000,276

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 4.00%, 3/1/28	225	226,235

Sales Tax Securitization Corp., IL:

5.00%, 1/1/23	650	699,394

5.00%, 1/1/30	2,000	2,544,680

Series 2018C, 5.00%, 1/1/29	1,525	1,911,542

Series 2020A, 5.00%, 1/1/29	500	626,735

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Sparks, NV, (Legends at Sparks Marina), 2.50%, 6/15/24(1)	$1,125	$1,135,845

St. Louis Land Clearance for Redevelopment Authority, MO, (Kiel Opera House Renovation), 3.875%, 10/1/35	990	965,834

		$16,345,770

Student Loan — 2.0%

Connecticut Higher Education Supplement Loan Authority, (AMT), 5.00%, 11/15/22	$750	$804,510

Massachusetts Educational Financing Authority:

(AMT), 3.50%, 7/1/33	4,685	4,773,921

(AMT), 5.00%, 7/1/21	3,900	3,944,109

(AMT), 5.00%, 7/1/23	1,000	1,101,580

New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/23	4,475	5,001,976

Rhode Island Student Loan Authority:

Series 2017, (AMT), 5.00%, 12/1/23	600	667,956

Series 2018, (AMT), 5.00%, 12/1/23	1,250	1,391,575

		$17,685,627

Transportation — 9.6%

Chicago, IL, (O’Hare International Airport):

5.00%, 1/1/30	$5,000	$6,455,800

5.00%, 1/1/31	5,440	6,995,622

Denver City and County, CO, Airport System Revenue, (AMT), 5.00%, 12/1/24	5,000	5,780,900

E-470 Public Highway Authority, CO:

0.493%, (67% of 1 mo. USD LIBOR + 0.42%), 9/1/21 (Put Date), 9/1/39(2)	3,500	3,500,070

1.123%, (67% of 1 mo. USD LIBOR + 1.05%), 9/1/21 (Put Date), 9/1/39(2)	3,375	3,376,046

Eagle County Air Terminal Corp., CO, (AMT), 4.00%, 5/1/26	1,000	1,098,990

Grand Parkway Transportation Corp., TX, 5.00%, 2/1/23	1,600	1,722,512

Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/31	4,500	5,743,080

Houston, TX, Airport System Revenue:

(AMT), 5.00%, 7/1/29	1,700	2,154,954

(AMT), 5.00%, 7/1/30	1,250	1,608,613

Maryland Economic Development Corp., (Purple Line Light Rail), (AMT), 5.00%, 3/31/24	1,000	1,027,480

Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/23	1,480	1,591,903

Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/34	5,000	5,681,550

New Jersey Transportation Trust Fund Authority:

0.00%, 12/15/24	200	191,466

5.00%, 6/15/23	1,000	1,100,160

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

New Jersey Transportation Trust Fund Authority, (Transportation Program), 1.27%, (SIFMA + 1.20%), 12/15/21 (Put Date), 6/15/34(2)	$13,000	$13,009,620

New Jersey Transportation Trust Fund Authority, (Transportation System):

5.00%, 12/15/23	1,500	1,680,345

5.00%, 12/15/24	2,000	2,312,720

Pennsylvania Turnpike Commission, 0.67%, (SIFMA + 0.60%), 12/1/23(2)	1,000	1,005,060

Port of Oakland, CA, (AMT), 5.00%, 11/1/24	2,000	2,295,540

South Carolina Transportation Infrastructure Bank, 0.527%, (67% of 1 mo. USD LIBOR + 0.45%), 10/1/22 (Put Date), 10/1/31(2)	12,440	12,448,086

South Jersey Port Corp., NJ, (AMT), 5.00%, 1/1/22	1,585	1,628,540

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 5.00%, 12/31/30	2,500	3,182,025

		$85,591,082

Water and Sewer — 0.1%

Henrico County, VA, Water and Sewer System Revenue, 4.00%, 5/1/31	$615	$748,726

		$748,726

Total Tax-Exempt Municipal Obligations — 84.4% (identified cost $733,630,212)		$751,084,183

Taxable Municipal Obligations — 1.7%
Security	Principal Amount (000’s omitted)	Value

Education — 0.4%

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 5.43%, 6/1/27(1)	$3,340	$3,600,887

		$3,600,887

Escrowed / Prerefunded — 0.5%

South Jersey Transportation Authority, NJ, Escrowed to Maturity, 4.20%, 11/1/21	$725	$741,668

St. Johns County Industrial Development Authority, FL, (Westminster St. Augustine), Prerefunded to 8/1/22, 5.50%, 8/1/44	3,055	3,251,956

		$3,993,624

Security	Principal Amount (000’s omitted)	Value

General Obligations — 0.4%

Chicago Board of Education, IL, 5.182%, 12/1/21(5)	$325	$333,674

Chicago, IL, 7.75%, 1/1/42	2,659	2,949,682

		$3,283,356

Hospital — 0.4%

Doylestown Hospital Authority, PA, (Doylestown Hospital):

3.263%, 7/1/21	$1,000	$1,001,170

3.489%, 7/1/22	815	820,950

Oklahoma Development Finance Authority, (OU Medicine), 5.45%, 8/15/28	1,250	1,389,887

		$3,212,007

Insured – Hospital — 0.0%(4)

Massachusetts Development Finance Agency, (Wellforce), (AGM), 3.653%, 7/1/22	$375	$388,860

		$388,860

Senior Living / Life Care — 0.0%(4)

Berks County Industrial Development Authority, PA, (Highlands at Wyomissing), 3.20%, 5/15/21	$285	$285,205

		$285,205

Special Tax Revenue — 0.0%(4)

Ohio County Commission, WV, (Fort Henry Economic Opportunity Development District - The Highlands), 5.25%, 3/1/31	$330	$333,736

		$333,736

Total Taxable Municipal Obligations — 1.7% (identified cost $14,367,631)		$15,097,675

Total Investments — 87.3% (identified cost $757,791,817)		$776,602,970

Other Assets, Less Liabilities — 12.7%		$112,576,958

Net Assets — 100.0%		$889,179,928

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2021, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

Illinois	10.1%

Others, representing less than 10% individually	77.2%

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Portfolio of Investments — continued

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At March 31, 2021, 7.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from less than 0.1% to 4.3% of total investments.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2021, the aggregate value of these securities is $60,408,784 or 6.8% of the Fund’s net assets.

(2)	Floating rate security. The stated interest rate represents the rate in effect at March 31, 2021.

(3)	When-issued/delayed delivery security.

(4)	Amount is less than 0.05%.

(5)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

LIBOR	–	London Interbank Offered Rate

Liq	–	Liquidity Provider

NPFG	–	National Public Finance Guarantee Corp.

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

Currency Abbreviations:

USD	–	United States Dollar

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Statement of Assets and Liabilities

Assets	March 31, 2021

Investments, at value (identified cost, $757,791,817)	$776,602,970

Cash	109,005,683

Interest receivable	6,710,693

Receivable for investments sold	695,000

Receivable for Fund shares sold	6,878,311

Total assets	$899,892,657

Liabilities

Payable for investments purchased	$377,891

Payable for when-issued/delayed delivery securities	7,425,750

Payable for Fund shares redeemed	2,105,004

Distributions payable	160,731

Payable to affiliates:

Investment adviser and administration fee	295,495

Distribution and service fees	48,878

Accrued expenses	298,980

Total liabilities	$10,712,729

Net Assets	$889,179,928

Sources of Net Assets

Paid-in capital	$871,589,013

Distributable earnings	17,590,915

Net Assets	$889,179,928

Class A Shares

Net Assets	$192,676,277

Shares Outstanding	18,740,789

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.28

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.52

Class C Shares

Net Assets	$32,499,443

Shares Outstanding	3,300,003

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.85

Class I Shares

Net Assets	$664,004,208

Shares Outstanding	64,551,685

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.29

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Statement of Operations

Investment Income	Year Ended March 31, 2021

Interest	$17,868,848

Dividends	480,241

Total investment income	$18,349,089

Expenses

Investment adviser and administration fee	$3,316,134

Distribution and service fees

Class A	252,616

Class C	307,318

Trustees’ fees and expenses	42,930

Custodian fee	230,427

Transfer and dividend disbursing agent fees	233,800

Legal and accounting services	65,640

Printing and postage	40,146

Registration fees	113,581

Miscellaneous	154,964

Total expenses	$4,757,556

Net investment income	$13,591,533

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$389,517

Net realized gain	$389,517

Change in unrealized appreciation (depreciation) —

Investments	$30,715,546

Net change in unrealized appreciation (depreciation)	$30,715,546

Net realized and unrealized gain	$31,105,063

Net increase in net assets from operations	$44,696,596

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$13,591,533	$14,524,336

Net realized gain (loss)	389,517	(1,782,904)

Net change in unrealized appreciation (depreciation)	30,715,546	(18,066,910)

Net increase (decrease) in net assets from operations	$44,696,596	$(5,325,478)

Distributions to shareholders —

Class A	$(2,603,537)	$(2,600,744)

Class C	(274,691)	(399,012)

Class I	(10,651,742)	(11,848,973)

Total distributions to shareholders	$(13,529,970)	$(14,848,729)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$89,890,768	$127,045,802

Class C	7,080,581	16,363,186

Class I	362,409,480	483,827,640

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,149,285	1,936,736

Class C	219,835	318,203

Class I	8,794,564	9,786,651

Cost of shares redeemed

Class A	(69,623,962)	(56,698,982)

Class C	(10,223,581)	(8,185,314)

Class I	(347,066,545)	(301,596,591)

Net asset value of shares converted

Class A	1,055,356	846,321

Class C	(1,055,356)	(846,321)

Net increase in net assets from Fund share transactions	$43,630,425	$272,797,331

Net increase in net assets	$74,797,051	$252,623,124

Net Assets

At beginning of year	$814,382,877	$561,759,753

At end of year	$889,179,928	$814,382,877

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Financial Highlights

	Class A

	Year Ended March 31,
	2021	2020	2019		2018		2017

Net asset value — Beginning of year	$9.900	$10.070	$9.950		$9.830		$10.060

Income (Loss) From Operations

Net investment income(1)	$0.157	$0.196	$0.224		$0.212		$0.248

Net realized and unrealized gain (loss)	0.380	(0.163)	0.121		0.117		(0.235)

Total income from operations	$0.537	$0.033	$0.345		$0.329		$0.013

Less Distributions

From net investment income	$(0.157)	$(0.197)	$(0.225)		$(0.209)		$(0.243)

From net realized gain	—	(0.006)	—		—		—

Total distributions	$(0.157)	$(0.203)	$(0.225)		$(0.209)		$(0.243)

Net asset value — End of year	$10.280	$9.900	$10.070		$9.950		$9.830

Total Return(2)	5.46%	0.29%	3.52	%(3)	3.36	%(3)	0.13	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$192,676	$162,846	$94,489		$36,045		$24,526

Ratios (as a percentage of average daily net assets):

Expenses	0.66%	0.66%	0.70	%(3)	0.70	%(3)	0.80	%(3)(4)

Net investment income	1.55%	1.93%	2.25%		2.13%		2.48%

Portfolio Turnover	14%	52%	48%		55%		82%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.01%, 0.15% and 0.22% of average daily net assets for the years ended March 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01%.

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Financial Highlights — continued

	Class C

	Year Ended March 31,
	2021	2020	2019		2018		2017

Net asset value — Beginning of year	$9.480	$9.650	$9.530		$9.410		$9.640

Income (Loss) From Operations

Net investment income(1)	$0.079	$0.117	$0.144		$0.131		$0.165

Net realized and unrealized gain (loss)	0.369	(0.165)	0.120		0.117		(0.234)

Total income (loss) from operations	$0.448	$(0.048)	$0.264		$0.248		$(0.069)

Less Distributions

From net investment income	$(0.078)	$(0.116)	$(0.144)		$(0.128)		$(0.161)

From net realized gain	—	(0.006)	—		—		—

Total distributions	$(0.078)	$(0.122)	$(0.144)		$(0.128)		$(0.161)

Net asset value — End of year	$9.850	$9.480	$9.650		$9.530		$9.410

Total Return(2)	4.74%	(0.53)%	2.79	%(3)	2.64	%(3)	(0.73	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$32,499	$35,156	$28,258		$16,403		$9,324

Ratios (as a percentage of average daily net assets):

Expenses	1.41%	1.41%	1.45	%(3)	1.45	%(3)	1.55	%(3)(4)

Net investment income	0.81%	1.20%	1.51%		1.37%		1.72%

Portfolio Turnover	14%	52%	48%		55%		82%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.01%, 0.15% and 0.24% of average daily net assets for the years ended March 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01%.

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Financial Highlights — continued

	Class I

	Year Ended March 31,
	2021	2020	2019		2018		2017

Net asset value — Beginning of year	$9.900	$10.080	$9.950		$9.830		$10.060

Income (Loss) From Operations

Net investment income(1)	$0.173	$0.212	$0.237		$0.226		$0.269

Net realized and unrealized gain (loss)	0.389	(0.173)	0.133		0.118		(0.242)

Total income from operations	$0.562	$0.039	$0.370		$0.344		$0.027

Less Distributions

From net investment income	$(0.172)	$(0.213)	$(0.240)		$(0.224)		$(0.257)

From net realized gain	—	(0.006)	—		—		—

Total distributions	$(0.172)	$(0.219)	$(0.240)		$(0.224)		$(0.257)

Net asset value — End of year	$10.290	$9.900	$10.080		$9.950		$9.830

Total Return(2)	5.72%	0.34%	3.78	%(3)	3.51	%(3)	0.27	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$664,004	$616,381	$439,012		$84,347		$7,755

Ratios (as a percentage of average daily net assets):

Expenses	0.51%	0.51%	0.55	%(3)	0.55	%(3)	0.68	%(3)(4)

Net investment income	1.71%	2.09%	2.37%		2.26%		2.68%

Portfolio Turnover	14%	52%	48%		55%		82%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.01%, 0.15% and 0.11% of average daily net assets for the years ended March 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01%.

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Municipal Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek to maximize after-tax total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded on the ex-dividend date as income, capital gains or return of capital based on the nature of the distribution.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest and dividend income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

26

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2021 and March 31, 2020 was as follows:

	Year Ended March 31,
	2021	2020

Tax-exempt income	$12,552,963	$13,432,658

Ordinary income	$977,007	$1,393,384

Long-term capital gains	$—	$22,687

As of March 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed tax-exempt income	$152,734

Deferred capital losses	(1,480,095)

Net unrealized appreciation	19,079,007

Distributions payable	(160,731)

Distributable earnings	$17,590,915

At March 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $1,480,095 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2021, $782,940 are short-term and $697,155 are long-term.

27

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$757,523,963

Gross unrealized appreciation	$19,913,130

Gross unrealized depreciation	(834,123)

Net unrealized appreciation	$19,079,007

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate of 0.400% of the Fund’s average daily net assets up to $1 billion, and at a reduced rate on daily net assets of $1 billion or more, and is payable monthly. For the year ended March 31, 2021, the investment adviser and administration fee amounted to $3,316,134 or 0.400% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2021, EVM earned $4,086 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,408 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2021 amounted to $252,616 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended March 31, 2021, the Fund paid or accrued to EVD $256,098 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class C shares. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2021 amounted to $51,220 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended March 31, 2021, the Fund was informed that EVD received approximately $85,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

28

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $113,159,427 and $203,459,623, respectively, for the year ended March 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2021	2020

Sales	8,862,158	12,444,611

Issued to shareholders electing to receive payments of distributions in Fund shares	212,604	190,411

Redemptions	(6,895,149)	(5,641,070)

Converted from Class C shares	104,307	83,985

Net increase	2,283,920	7,077,937

	Year Ended March 31,
Class C	2021	2020

Sales	732,795	1,676,665

Issued to shareholders electing to receive payments of distributions in Fund shares	22,754	32,673

Redemptions	(1,055,604)	(841,221)

Converted to Class A shares	(108,890)	(87,679)

Net increase (decrease)	(408,945)	780,438

	Year Ended March 31,
Class I	2021	2020

Sales	35,866,727	47,556,210

Issued to shareholders electing to receive payments of distributions in Fund shares	870,091	961,712

Redemptions	(34,443,319)	(29,816,539)

Net increase	2,293,499	18,701,383

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2021.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

29

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$7,773,694	$—	$7,773,694

Tax-Exempt Mortgage-Backed Securities	—	2,647,418	—	2,647,418

Tax-Exempt Municipal Obligations	—	751,084,183	—	751,084,183

Taxable Municipal Obligations	—	15,097,675	—	15,097,675

Total Investments	$—	$776,602,970	$—	$776,602,970

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

30

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance Short Duration Municipal Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Municipal Opportunities Fund (the “Fund”), (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

31

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2021, the Fund designates 92.78% of distributions from net investment income as an exempt-interest dividends.

32

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration Municipal Opportunities Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on Thursday, February 18, 2021 in order to approve a new investment advisory and administrative agreement with Eaton Vance Management to serve as the Fund’s investment adviser and administrator (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

41,859,943.422	473,460.410	1,830,998.647	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

33

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Short Duration Municipal Opportunities Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Short Duration Municipal Opportunities Fund	Eaton Vance Management	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

34

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

35

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

36

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

37

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

38

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice-Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

39

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

40

Eaton Vance

Short Duration Municipal Opportunities Fund

March 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

41

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

42

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

43

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23361    3.31.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Floating-Rate Municipal Income Fund, Eaton Vance Short Duration Municipal Opportunities Fund, Eaton Vance National Limited Maturity Municipal Income Fund and Eaton Vance New York Municipal Opportunities Fund (the “Fund(s)”) are the series of Eaton Vance Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 4 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

(a-d)

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended March 31, 2020 and March 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Floating-Rate Municipal Income Fund

Fiscal Years Ended	03/31/20	03/31/21
Audit Fees	$34,850	$35,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,563	$6,053
All Other Fees(3)	$0	$0

Total	$43,413	$41,653

Eaton Vance Short Duration Municipal Opportunities Fund

Fiscal Years Ended	03/31/20	03/31/21
Audit Fees	$35,050	$37,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,863	$9,078
All Other Fees(3)	$0	$0

Total	$44,913	$46,978

Eaton Vance National Limited Maturity Municipal Income Fund

Fiscal Years Ended	03/31/20	03/31/21
Audit Fees	$56,250	$54,875
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,167	$8,657
All Other Fees(3)	$0	$0

Total	$67,417	$63,532

Eaton Vance New York Municipal Opportunities Fund

Fiscal Years Ended	03/31/20	03/31/21
Audit Fees	$36,250	$36,675
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,779	$6,269
All Other Fees(3)	$0	$0

Total	$45,029	$42,944

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the series of the Trust at March 31, 2021, and have the same fiscal year end (March 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Funds in the Trust by D&T for the last two fiscal years of each Fund.

Fiscal Years Ended	03/31/20	03/31/21
Audit Fees	$162,400	$165,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$38,372	$30,057
All Other Fees(3)	$0	$0

Total	$200,772	$195,107

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The Trust’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the Trust’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Trust’s audit committee at least annually. The Trust’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the Trust’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Funds in the Trust by D&T for the last two fiscal years of each Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Fund.

Fiscal Years Ended	03/31/20	03/31/21
Registrant(1)	$38,372	$30,057
Eaton Vance(2)	$51,903	$150,300

(1)	Includes all of the Funds of the Trust.
(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Morgan Stanley.

(h) The Trust’s audit committee has considered whether the provision by the Trust’s principal accountant of non-audit services to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics.

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Investment Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	May 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: May 24, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	May 24, 2021